   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 24, 1997
                                                     REGISTRATION NOS.: 33-10363
                                                                        811-4917

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                     /X/
                          PRE-EFFECTIVE AMENDMENT NO.                        / /
                        POST-EFFECTIVE AMENDMENT NO. 13                      /X/
                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                                /X/
                                AMENDMENT NO. 14                             /X/
                               ------------------

                      DEAN WITTER FEDERAL SECURITIES TRUST
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                                BARRY FINK, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                    COPY TO:
                            DAVID M. BUTOWSKY, ESQ.
                             GORDON ALTMAN BUTOWSKY
                             WEITZEN SHALOV & WEIN
                              114 WEST 47TH STREET
                            NEW YORK, NEW YORK 10036
                                ----------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after this Post-Effective Amendment becomes effective.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
        ___ immediately upon filing pursuant to paragraph (b)
        _X_ on December 29, 1997 pursuant to paragraph (b)
        ___ 60 days after filing pursuant to paragraph (a)
        ___ on (date) pursuant to paragraph (a) of rule 485.

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      DEAN WITTER FEDERAL SECURITIES TRUST

                             CROSS-REFERENCE SHEET

                                   FORM N-1A

                     ITEM                                                        CAPTION
-----------------------------------------------  -----------------------------------------------------------------------
PART A                                                                         PROSPECTUS
 1.  ..........................................  Cover Page
 2.  ..........................................  Prospectus Summary
 3.  ..........................................  Financial Highlights; Performance Information
 4.  ..........................................  Investment Objective and Policies; Financial Highlights; The Fund and
                                                  Its Management, Cover Page; Investment Restrictions; Prospectus
                                                  Summary
 5.  ..........................................  The Fund and Its Management; Back Cover; Investment Objectives and
                                                  Policies
 6.  ..........................................  Dividends, Distributions and Taxes; Additional Information
 7.  ..........................................  Purchase of Fund Shares; Shareholder Services; Prospectus Summary
 8.  ..........................................  Purchase of Fund Shares; Redemptions and Repurchases; Shareholder
                                                  Services
 9.  ..........................................  Additional Information
PART B                                                             STATEMENT OF ADDITIONAL INFORMATION
10.  ..........................................  Cover Page
11.  ..........................................  Table of Contents
12.  ..........................................  The Fund and Its Management
13.  ..........................................  Investment Practices and Policies; Investment Restrictions; Portfolio
                                                  Transactions and Brokerage
14.  ..........................................  The Fund and Its Management; Trustees and Officers
15.  ..........................................  The Fund and Its Management; Trustees and Officers
16.  ..........................................  The Fund and Its Management; The Distributor; Shareholder Services;
                                                  Custodian and Transfer Agent; Independent Accountants
17.  ..........................................  Portfolio Transactions and Brokerage
18.  ..........................................  Description of Shares of the Fund
19.  ..........................................  The Distributor; Purchase of Fund Shares; Redemptions and Repurchases;
                                                  Financial Statements; Shareholder Services; Determination of Net Asset
                                                  Value
20.  ..........................................  Dividends, Distributions and Taxes; Financial Statements
21.  ..........................................  The Distributor
22.  ..........................................  Performance Information
23.  ..........................................  Experts; Financial Statements

PART C
    Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

              PROSPECTUS
              DECEMBER 29, 1997


              Dean Witter Federal Securities Trust (the "Fund") is an open-end diversified management investment company whose investment objective is to earn a high level of current income. The Fund will seek to achieve its investment objective by investing primarily in debt securities issued by the U.S. Government, its agencies or instrumentalities, including mortgage-backed securities, and by writing covered call and put options against such securities. The Fund may also purchase options on such securities to effect closing transactions. In addition, to hedge the Fund's portfolio of securities against changes in prevailing interest rates, the Fund may purchase put options on U.S. Government securities and engage in transactions involving interest rate futures contracts and options on such contracts. Shares of the Fund are not issued, insured or guaranteed, as to value or yield, by the U.S. Government, its agencies or instrumentalities. (See "Investment Objective and Policies.")


               The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. (See "Purchase of Fund Shares--Alternative Purchase Arrangements.")



               This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated December 29, 1997, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.


      DEAN WITTER DISTRIBUTORS INC.
      DISTRIBUTOR

      TABLE OF CONTENTS


Prospectus Summary/2
Summary of Fund Expenses/5
Financial Highlights/7
The Fund and its Management/10
Investment Objective and Policies/10
  Risk Considerations/15
Investment Restrictions/19
Purchase of Fund Shares/20
Shareholder Services/31
Redemptions and Repurchases/35
Dividends, Distributions and Taxes/36
Performance Information/37
Additional Information/38


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Dean Witter
    Federal Securities Trust
    Two World Trade Center
    New York, New York 10048
    (212) 392-2550 or
    (800) 869-NEWS (toll-free)

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------


The              The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is
Fund             an open-end diversified management investment company which invests principally in U.S.
                 Government securities.
----------------------------------------------------------------------------------------------------------
Shares Offered   Shares of beneficial interest with $0.01 par value (see page 38). The Fund offers four
                 Classes of shares, each with a different combination of sales charges, ongoing fees and other features (see pages 20-31).
----------------------------------------------------------------------------------------------------------
Minimum          The minimum initial investment for each Class is $1,000 ($100 if the account is opened
Purchase         through EasyInvest-SM-). Class D shares are only available to persons investing $5 million
                 ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million)
                 investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares and shares of funds for which Dean Witter InterCapital Inc. serves as investment manager ("Dean Witter
                 Funds") that are sold with a front-end sales charge, and concurrent investments in Class D shares of the Fund and other Dean Witter Funds that are multiple class funds, will be aggregated. The minimum subsequent investment is $100 (see page 20).
----------------------------------------------------------------------------------------------------------
Investment       The investment objective of the Fund is to earn a high level of current income.
Objective
----------------------------------------------------------------------------------------------------------
Investment       Dean Witter InterCapital Inc. ("InterCapital"), the Investment Manager of the Fund, and
Manager          its wholly-owned subsidiary, Dean Witter Services Company, Inc., serve in various investment management, advisory, management and administrative capacities to 102 investment companies and other portfolios with assets of approximately $102.4 billion at
                 November 30, 1997 (see page 10).
----------------------------------------------------------------------------------------------------------
Management       The Investment Manager receives a monthly fee at the annual rate of 0.55% of the Fund's
Fee              daily net assets not exceeding $1 billion, scaled down at various asset levels to 0.35% of the Fund's daily net assets on assets exceeding $12.5 billion (see page 10).
----------------------------------------------------------------------------------------------------------
Distributor and  Dean Witter Distributors Inc. (the "Distributor"). The Fund has adopted a distribution
Distribution     plan pursuant to Rule 12b-1 under the Investment Company Act (the "12b-1 Plan") with
Fee              respect to the distribution fees paid by the Class A, Class B and Class C shares of the
                 Fund to the Distributor. The entire 12b-1 fee payable by Class A and a portion of the
                 12b-1 fee payable by each of Class B and Class C equal to 0.20% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a service fee within the meaning of the National Association of
                 Securities Dealers, Inc. guidelines. The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 20 and 29).

----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Alternative      Four classes of shares are offered:
Purchase
Arrangements     - Class A shares are offered with a front-end sales charge, starting at 4.25% and reduced for larger purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the
                 Distributor for specific expenses incurred in promoting the distribution of the Fund's
                 Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan.
                 Reimbursement may in no event exceed an amount equal to payments at an annual rate of
                 0.25% of average daily net assets of the Class (see pages 20, 24 and 29).
                 - Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans.
                 Class B shares are also subject to a 12b-1 fee assessed at the annual rate of 0.85% of the lesser of: (a) the average daily net sales of the Fund's Class B shares or (b) the average daily net assets of Class B. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances, Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 20, 26 and 29).
                 - Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of 1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.85% of average daily net assets of the Class (see page 29).
                 - Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for certain qualified plans) and to certain other limited categories of investors. Class D shares are offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fee (see page 29).
----------------------------------------------------------------------------------------------------------
Dividends        Dividends from net investment income are declared daily and paid monthly. Capital gains
and              distributions are paid at least annually. The Fund may, however, determine to retain all
Capital Gains    or part of any net long-term capital gains in any year for reinvestment. Dividends and
Distributions    capital gains distributions paid on shares of a Class are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or CDSC (see pages 31 and 36).
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Redemption       Shares are redeemable by the shareholder at net asset value less any applicable CDSC on
                 Class A, Class B or Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through
                 EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account (see page 35).
----------------------------------------------------------------------------------------------------------
Special Risk     The net asset value of the Fund's shares will fluctuate with changes in the market value
Considerations   of its portfolio securities. The Fund's yield will also vary based on the yield of the
                 Fund's portfolio securities. The Fund may purchase and write options on debt instruments, in both exchange-listed and over-the-counter transactions, and engage in transactions involving futures contracts and options thereon. In addition, the Fund may borrow money and thereby leverage its securities investments (in an amount up to 25% of the Fund's total assets) and purchase securities on a when-issued and delayed delivery and firm commitment basis. These investments may involve special risks (see pages 15-19).
----------------------------------------------------------------------------------------------------------


  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------


    The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are based on the expenses and fees for the fiscal year ended October 31, 1997.


                                                                        CLASS A    CLASS B    CLASS C    CLASS D
                                                                        --------   --------   --------   --------
SHAREHOLDER TRANSACTION EXPENSES
----------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as a percentage of offering
  price)..............................................................  4.25%(1)   None       None       None
Sales Charge Imposed on Dividend Reinvestments........................  None       None       None       None
Maximum Contingent Deferred Sales Charge (as a percentage of original
  purchase price or redemption proceeds)..............................  None(2)    5.00%(3)   1.00%(4)   None
Redemption Fees.......................................................  None       None       None       None
Exchange Fee..........................................................  None       None       None       None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------------------------------
Management Fees.......................................................  0.55%      0.55%      0.55%      0.55%
12b-1 Fees (5) (6)....................................................  0.25%      0.85%      0.85%      None
Other Expenses........................................................  0.13%      0.13%      0.13%      0.13%
Total Fund Operating Expenses (7).....................................  0.93%      1.53%      1.53%      0.68%

------------
(1) REDUCED FOR PURCHASES OF $25,000 AND OVER (SEE "PURCHASE OF FUND SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").

(2) INVESTMENTS THAT ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE ARE SUBJECT TO A CDSC OF 1.00% THAT WILL BE IMPOSED ON REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE, EXCEPT FOR CERTAIN SPECIFIC CIRCUMSTANCES (SEE "PURCHASE OF FUND SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").

(3) THE CDSC IS SCALED DOWN TO 1.00% DURING THE SIXTH YEAR, REACHING ZERO THEREAFTER.

(4) ONLY APPLICABLE TO REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE (SEE "PURCHASE OF FUND SHARES-- LEVEL LOAD ALTERNATIVE--CLASS C SHARES").

(5) THE 12b-1 FEE IS ACCRUED DAILY AND PAYABLE MONTHLY. THE ENTIRE 12b-1 FEE PAYABLE BY CLASS A AND A PORTION OF THE 12b-1 FEE PAYABLE BY EACH OF CLASS B AND CLASS C EQUAL TO 0.20% OF THE AVERAGE DAILY NET ASSETS OF CLASS B AND 0.25% OF THE AVERAGE DAILY NET ASSETS OF CLASS C ARE CURRENTLY EACH CHARACTERIZED AS A SERVICE FEE WITHIN THE MEANING OF NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD") GUIDELINES AND ARE PAYMENTS MADE FOR PERSONAL SERVICE AND/OR MAINTENANCE OF SHAREHOLDER ACCOUNTS. THE REMAINDER OF THE 12b-1 FEE, IF ANY, IS AN ASSET-BASED SALES CHARGE, AND IS A DISTRIBUTION FEE PAID TO THE DISTRIBUTOR TO COMPENSATE IT FOR THE SERVICES PROVIDED AND THE EXPENSES BORNE BY THE DISTRIBUTOR AND OTHERS IN THE DISTRIBUTION OF THE FUND'S SHARES (SEE "PURCHASE OF FUND SHARES--PLAN OF DISTRIBUTION").

(6) UPON CONVERSION OF CLASS B SHARES TO CLASS A SHARES, SUCH SHARES WILL BE SUBJECT TO THE LOWER 12b-1 FEE APPLICABLE TO CLASS A SHARES. NO SALES CHARGE IS IMPOSED AT THE TIME OF CONVERSION OF CLASS B SHARES TO CLASS A SHARES. CLASS C SHARES DO NOT HAVE A CONVERSION FEATURE AND, THEREFORE, ARE SUBJECT TO AN ONGOING 0.85% DISTRIBUTION FEE (SEE "PURCHASE OF FUND SHARES--ALTERNATIVE PURCHASE ARRANGEMENTS").


(7) THERE WERE NO OUTSTANDING SHARES OF CLASS A, CLASS C OR CLASS D PRIOR TO JULY 28, 1997. ACCORDINGLY, "TOTAL FUND OPERATING EXPENSES," AS SHOWN ABOVE WITH RESPECT TO THOSE CLASSES, ARE ESTIMATES BASED UPON THE SUM OF 12b-1 FEES, MANAGEMENT FEES AND ESTIMATED "OTHER EXPENSES."

--------------------------------------------------------------------------------

EXAMPLES                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------  ------   -------   -------   --------
You would pay the following expenses on a
 $1,000 investment assuming (1) a 5% annual
 return and (2) redemption at the end of
 each time period:
    Class A.................................    $52      $71       $ 92      $152
    Class B.................................    $66      $78       $103      $182
    Class C.................................    $26      $48       $ 83      $182
    Class D.................................    $ 7      $22       $ 38      $ 85

You would pay the following expenses on the
 same $1,000 investment assuming no
 redemption at the end of the period:
    Class A.................................    $52      $71       $ 92      $152
    Class B.................................    $16      $48       $ 83      $182
    Class C.................................    $16      $48       $ 83      $182
    Class D.................................    $ 7      $22       $ 38      $ 85

    THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Fund Shares--Plan of Distribution" and "Redemptions and Repurchases."

    Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


    The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto, and the unqualified report of independent accountants, which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.



                                                               FOR THE YEAR ENDED OCTOBER 31
                            ---------------------------------------------------------------------------------------------------
CLASS B SHARES                1997*      1996      1995      1994      1993      1992      1991      1990      1989      1988
                            ---------- --------  --------  --------  --------  --------  --------  --------  --------  --------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning
 of period................       $9.25    $9.49     $8.74    $10.03     $9.57     $9.46     $8.87     $9.27     $9.13     $9.27
                                 ----- --------  --------  --------  --------  --------  --------  --------  --------  --------
Net investment income.....        0.59     0.59      0.59      0.60      0.65      0.68      0.72      0.72      0.71      0.74
Net realized and
 unrealized gain (loss)...        0.11    (0.25)     0.75     (1.28)     0.46      0.11      0.59     (0.40)     0.34      0.08
                                 ----- --------  --------  --------  --------  --------  --------  --------  --------  --------
Total from investment
 operations...............        0.70     0.34      1.34     (0.68)     1.11      0.79      1.31      0.32      1.05      0.82
                                 ----- --------  --------  --------  --------  --------  --------  --------  --------  --------
Less dividends and
 distributions from:
   Net investment
   income.................       (0.59)    (0.58)    (0.59)    (0.61)    (0.65)    (0.68)    (0.72)    (0.72)    (0.71)    (0.74)
   Paid-in-capital........          --       --        --        --        --        --        --        --     (0.20)    (0.22)
                                 ----- --------  --------  --------  --------  --------  --------  --------  --------  --------
Total dividends and
 distributions............       (0.59)    (0.58)    (0.59)    (0.61)    (0.65)    (0.68)    (0.72)    (0.72)    (0.91)    (0.96)
                                 ----- --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, end of
 period...................       $9.36    $9.25     $9.49     $8.74    $10.03     $9.57     $9.46     $8.87     $9.27     $9.13
                                 ----- --------  --------  --------  --------  --------  --------  --------  --------  --------
                                 ----- --------  --------  --------  --------  --------  --------  --------  --------  --------

TOTAL INVESTMENT
 RETURN+..................       7.89%    3.79%    15.89%   (6.92)%    12.03%     8.56%    15.26%     3.64%    12.32%     9.21%

RATIOS TO AVERAGE NET
 ASSETS:
Expenses..................       1.53%    1.53%     1.52%     1.52%     1.50%     1.48%     1.50%     1.54%     1.47%     1.50%
Net investment income.....       6.41%    6.31%     6.53%     6.56%     6.59%     7.18%     7.79%     7.92%     7.90%     8.04%

SUPPLEMENTAL DATA:
Net assets, end of period,
 in millions..............        $623     $720      $829      $841    $1,128    $1,171    $1,252    $1,397    $1,824    $2,122
Portfolio turnover rate...         12%      10%        7%       18%        7%        6%        --(1)       5%      19%      44%


-------------

 * PRIOR TO JULY 28, 1997, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO THAT DATE HAVE BEEN DESIGNATED CLASS B SHARES.


 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
   ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.


(1) LESS THAN 0.5%.

--------------------------------------------------------------------------------


                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
CLASS A SHARES                                                          OCTOBER 31, 1997
                                                                        ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $  9.26
                                                                              -----
Net investment income.................................................         0.16
Net realized and unrealized gain......................................         0.19
                                                                              -----
Total from investment operations......................................         0.35
                                                                              -----
Less dividends from net investment income.............................        (0.16)
                                                                              -----
Net asset value, end of period........................................      $  9.45
                                                                              -----
                                                                              -----
TOTAL INVESTMENT RETURN+..............................................         3.78%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         0.92%(2)
Net investment income.................................................         6.60%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................       $2,051
Portfolio turnover rate...............................................           12%

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $  9.26
                                                                              -----
Net investment income.................................................         0.15
Net realized and unrealized gain......................................         0.18
                                                                              -----
Total from investment operations......................................         0.33
                                                                              -----
Less dividends from net investment income.............................        (0.15)
                                                                              -----
Net asset value, end of period........................................      $  9.44
                                                                              -----
                                                                              -----
TOTAL INVESTMENT RETURN+..............................................         3.54%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.52%(2)
Net investment income.................................................         5.86%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $721
Portfolio turnover rate...............................................           12%


-------------

 * THE DATE SHARES WERE FIRST ISSUED.


 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
   ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.


(1) NOT ANNUALIZED.


(2) ANNUALIZED.

--------------------------------------------------------------------------------


                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
CLASS D SHARES                                                          OCTOBER 31, 1997
                                                                        ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $  9.26
                                                                             ------
Net investment income.................................................         0.17
Net realized and unrealized gain......................................         0.07
                                                                             ------
Total from investment operations......................................         0.24
                                                                             ------
Less dividends from net investment income.............................        (0.17)
                                                                             ------
Net asset value, end of period........................................      $  9.33
                                                                             ------
                                                                             ------

TOTAL INVESTMENT RETURN+..............................................         2.62%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         0.63%(2)
Net investment income.................................................         6.40%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................          $69
Portfolio turnover rate...............................................           12%


-------------

 * THE DATE SHARES WERE FIRST ISSUED.


 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE
   PERIOD.


(1) NOT ANNUALIZED.


(2) ANNUALIZED.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    Dean Witter Federal Securities Trust (the "Fund") is an open-end diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on November 20, 1986.

    Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.


    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 102 investment companies, thirty of which are listed on the New York Stock Exchange, with combined total assets of approximately $98.6 billion at November 30, 1997. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $3.8 billion at such date.


    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company

Inc. to perform the aforementioned administrative services for the Fund.

    The Fund's Trustees review the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.


    As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 0.55% of the portion of the Fund's daily net assets not exceeding $1 billion, scaled down at various asset levels to 0.35% of the portion of daily net assets exceeding $12.5 billion. For the fiscal year ended October 31, 1997, the Fund accrued total compensation to the Investment Manager amounting to 0.55% of the Fund's average daily net assets and the total expenses of Class B amounted to 1.53% of the average daily net assets of Class B. Shares of Class A, Class C and Class D were first issued on July 28, 1997. The expenses of the Fund include: the fee of the Investment Manager; the fee pursuant to the Plan of Distribution (see "Purchase of Fund Shares"); taxes; transfer agent, custodian and auditing fees; certain legal fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Investment Manager under its Investment Management Agreement with the Fund.


INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

    The investment objective of the Fund is to earn a high level of current income. There can be no assurance that the investment objective will be achieved. This objective is fundamental and cannot be changed without shareholder approval. The following policies may be changed by the Board of Trustees without shareholder approval.

    The Fund will seek to achieve its objective primarily by investing at least 65% of its total assets in

U.S. Government securities (including such securities purchased on a when-issued, delayed delivery or firm commitment basis). U.S. Government securities include:

   (1) U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States.

   (2) Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing such obligations are the Federal Housing Administration, the Government National Mortgage Association ("GNMA"), the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such obligations range from three months to thirty years.

   (3) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. Among the agencies and instrumentalities issuing such obligations are the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the U.S. Postal Service.

   (4) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality. Among the agencies and instrumentalities issuing such obligations are the Federal Farm Credit System and the Federal Home Loan Banks.

    The Fund is not limited as to the maturities of the U.S. Government securities in which it may invest. For a discussion of the risks of investing in such securities (including such securities purchased on a when-issued, delayed delivery or firm commitment basis and zero coupon securities), see "Risk Considerations" below.

    MORTGAGE-BACKED SECURITIES. The Fund may invest in fixed-rate and adjustable rate U.S. mortgage-backed securities ("Mortgage-Backed Securities"). There are currently three basic types of U.S. Mortgage-Backed Securities: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC (securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the "full faith and credit" of the United States); (ii) those issued by private issuers that represent an interest in or are collateralized by Mortgage-Backed Securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or Mortgage-Backed Securities without a government guarantee but usually having some form of private credit enhancement.

    The Fund will invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders such as banks, broker-dealers and financing corporations and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

    The guaranteed mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by GNMA, FNMA and FHLMC. GNMA certificates are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. FNMA and FHLMC certificates are not backed by the full faith and credit of the United States but, as noted above, the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

    Certificates for Mortgage-Backed Securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, "modified pass-through" instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

    ADJUSTABLE RATE MORTGAGE SECURITIES. The Fund may also invest in adjustable rate mortgage securities ("ARMs"), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

    ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

    PRIVATE MORTGAGE PASS-THROUGH SECURITIES. The Fund may invest in private mortgage pass-through securities, which are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement.

    COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
SECURITIES. The Fund may invest in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities but, unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, there are no effects on the Fund from investing in CMOs issued by entities that have elected to be treated as REMICs, and all future references to CMOs shall also be deemed to include REMICs. In addition, in reliance upon an interpretation by the staff of the Securities and Exchange Commission, the Fund may invest without limitation in CMOs and other Mortgage-Backed Securities which are not by definition excluded from the provisions of the Act, and which have obtained exemptive orders from such provisions from the Securities and Exchange Commission.

    In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. Certain CMOs may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

    The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on Mortgage-Backed Securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on Mortgage-Backed Securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

    The Fund also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

    TYPES OF CREDIT ENHANCEMENT. Mortgage-Backed Securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The Fund will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

    For a discussion of the risks of investing in Mortgage-Backed Securities, see "Risk Considerations" below.

    To hedge against adverse changes in the prices of securities it anticipates purchasing for its portfolio, the Fund may also write covered call and put options against U.S. Government securities and cash held in its portfolio and purchase options of the same or similar series to effect closing transactions. In addition, the Fund may hedge portions of its portfolio securities against potential changes in prevailing interest rates by purchasing put options on U.S. Government securities and engaging in transactions involving interest rate futures contracts and options on such contracts. See "Options and Futures Transactions" below.

    While the Fund will be investing primarily in U.S. Government securities, it may invest up to 35% of its total assets in options on U.S. Government securities; options on futures contracts and futures contracts; repurchase agreements; reverse repurchase agreements and dollar rolls (see "Risk Considerations" below); money market instruments, including commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or the highest grade by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's); certificates of deposit; bankers' acceptances and other obligations of domestic banks or domestic branches of foreign banks, in each case having total assets of at least $500 million; and obligations of foreign governments or their respective instrumentalities or agencies. Moreover, and notwithstanding any of the above, the Fund may invest in such instruments without limitation, on a temporary basis, when market conditions dictate a "defensive" investment strategy. The Fund may also borrow money for the purpose of leveraging its investments and lend its portfolio securities, as discussed under "Risk Considerations" below.

OPTIONS AND FUTURES TRANSACTIONS

    OPTIONS. The Fund is permitted to enter into call and put options on U.S. Treasury notes, bonds and bills which are listed on Exchanges and written in over-the-counter transactions ("OTC options"). Listed options are issued by the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price.

    OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve System or primary U.S.

Government securities dealers or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

    COVERED CALL WRITING. The Fund is permitted to write covered call options on U.S. Government securities only, without limit, in order to aid it in achieving its investment objective. As a writer of a call option, the Fund has the obligation, upon notice of exercise of the option, to deliver the security underlying the option (certain listed call options written by the Fund will be exercisable by the purchaser only on a specific date). See "Options and Futures Transactions--Covered Call Writing" in the Statement of Additional Information.

    COVERED PUT WRITING. As a writer of covered put options, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put at the option's exercise price at any time during the option period. The Fund will write put options for two purposes: (1) to receive the premiums paid by purchasers; and (2) when the Investment Manager wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought. The aggregate value of the obligations underlying the puts determined as of the date the options are sold will not exceed 50% of the Fund's net assets. See "Options and Futures Transactions--Covered Put Writing" in the Statement of Additional Information.

    PURCHASING CALL AND PUT OPTIONS. The Fund may invest up to 10% of its total assets in the purchase of put and call options on U.S. Government securities. The Fund may purchase call options only in order to close out a covered call position. The Fund may purchase put options on U.S. Government securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the Fund's ability to purchase call and put options.

    FUTURES CONTRACTS. The Fund may also purchase and sell interest rate futures contracts ("futures contracts") that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes and bills and GNMA certificates. As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Fund will purchase or sell futures contracts only for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. The Fund may also purchase and write call and put options on futures contracts which are traded on an Exchange and enter into closing transactions with respect to such options to terminate an existing position. See "Options and Futures Transactions--Futures Contracts" and "Options on Futures Contracts" in the Statement of Additional Information.

    For a discussion of the risks of options and futures transactions, see "Risk Considerations" below and "Options and Futures Transactions" in the Statement of Additional Information.

RISK CONSIDERATIONS

    The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities. The Fund's yield will also vary based on the yield of the Fund's portfolio securities. Neither the value nor the yield of the U.S. Government securities invested in by the Fund (or the value or yield of the shares of the Fund) is guaranteed by the U.S. Government. Such values and yield will fluctuate with changes in prevailing interest rates and other factors.

    Generally, as prevailing interest rates rise, the value of the U.S. Government securities held by the

Fund, and, concomitantly, the net asset value of the Fund's shares, will fall. Such securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. As noted above, the Fund is not limited as to the maturities of the U.S. Government securities in which it may invest.

    RISKS OF MORTGAGE-BACKED SECURITIES. Mortgage-Backed Securities have certain different characteristics than traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a pre-payment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments may reduce, yield to maturity.

    Mortgage-Backed Securities, like all fixed-income securities, generally decrease in value as a result of increases in interest rates. In addition, although generally the value of fixed-income securities increases during periods of falling interest rates, Mortgage-Backed Securities may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments.

    The average life of Mortgage-Backed Securities varies with the maturities of the underlying mortgage instruments, which may be up to thirty years but which may include mortgage instruments with maturities of fifteen years, adjustable rate mortgage instruments, variable rate mortgage instruments, graduated rate mortgage instruments and/or other types of mortgage instruments. The assumed average life of mortgages backing the majority of GNMA and FNMA certificates is twelve years, and of FHLMC certificates is ten years. This average life is likely to be substantially shorter than the original maturity of the mortgage pools underlying the certificates, as a pool's duration may be shortened by unscheduled or early payments of principal on the underlying mortgages. As prepayment rates vary widely, it is not possible to accurately predict the average life of a particular pool.

    Although the extent of prepayments on a pool of mortgage loans depends on various factors, including the prevailing level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. If the Fund has purchased securities backed by pools containing mortgages whose yields exceed the prevailing interest rate, any premium paid for such securities may be lost. As a result, the net asset value of shares of the Fund and the Fund's ability to achieve its investment objective may be adversely affected by mortgage prepayments. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates.

    There are certain risks associated specifically with CMOs. CMOs issued by private entities are not U.S. Government securities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss. However, the Fund will invest in CMOs issued by private entities only if the CMOs are rated Aaa by Moody's or AAA by S&P, or, if unrated, such CMOs are determined to be of comparable quality to the permitted rated investments. Also, a number of different factors, including the extent of prepayment of principal of the Mortgage Assets, affect the availability of cash for principal payments by the CMO issuer on any payment date and, accordingly, affect the timing of principal payments on each CMO class.

    RISKS OF OPTIONS AND FUTURES TRANSACTIONS. The Fund may close out its position as writer of an option only if a liquid secondary market exists for options of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, Exchanges may limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    The extent to which the Fund may enter into transactions involving options and futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Dividends, Distributions and Taxes."

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. See the Statement of Additional Information for further discussion of such risks.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize those risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund may not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 10% of its total assets.

    LEVERAGING. The Fund may borrow money, but only from a bank and in an amount up to 25% of the Fund's total assets taken at the lower of market value or cost, not including the amount borrowed. When the Fund borrows it will be because it seeks additional income by leveraging its investments through purchasing securities with the borrowed funds. The Fund will be required to maintain an asset coverage (including the proceeds of borrowings) of at least 300% of such borrowings in accordance with the provisions of the Investment Company Act of 1940, as amended (the "Act"). The investment policy provides that the Fund may not purchase or sell a security on margin. Borrowings for leveraging will be subject to current margin requirements of the Federal Reserve Board and where necessary the Fund may use any or all of its securities as collateral for such borrowings. Any investment gains made with the additional monies in excess of interest paid will cause the net asset value of the Fund's shares to rise to a greater extent than would otherwise be the case. Conversely, if the investment performance of the additional monies fails to cover their cost to the Fund, net asset value will decrease to a greater extent than would otherwise be the case. This is the speculative factor involved in leverage. If, due to market fluctuations or other reasons, the value of the Fund's assets (including the proceeds of borrowings) becomes at any time less than three times the amount of any outstanding bank debt, the Fund, within three business days, will reduce its bank debt to the extent necessary to meet the required 300% asset coverage. In doing this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

    ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FIRM COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase U.S. Government securities on a when-issued or delayed delivery basis or may purchase or sell U.S. Government securities on a firm commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

    REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may also use reverse repurchase agreements and dollar rolls as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

    Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund.

    LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Investment Manager to be creditworthy and when the income which can be earned from such loans justifies the attendant risks.

    For additional risk disclosure, please refer to the discussion of specific investments under the "Investment Objective and Policies" section of the Prospectus and the "Investment Practices and Policies" section of the Statement of Additional Information.

PORTFOLIO MANAGEMENT


    The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), Morgan Stanley & Co. Incorporated and other broker-dealer affiliates of InterCapital, the views of others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant. The Fund is managed within InterCapital's Taxable Fixed-Income Group, which manages twenty-three funds and fund portfolios, with approximately $13.2 billion in assets at November 30, 1997. Rajesh K. Gupta, Senior Vice President of InterCapital and a member of InterCapital's Taxable Fixed-Income Group, has been the primary portfolio manager of the Fund since June, 1987 and has been managing portfolios comprised of government securities at InterCapital since June, 1987.



    Brokerage commissions are not normally charged on the purchase or sale of U.S. Government obligations, but such transactions may involve costs in the form of spreads between bid and asked prices. Orders for transactions in other portfolio securities and commodities are placed for the Fund with a number of brokers and dealers, including DWR, Morgan Stanley & Co. Incorporated and other brokers and dealers that are affiliates of InterCapital. The Fund may incur brokerage commissions on transactions conducted through such affiliates. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. It is not anticipated that the portfolio trading engaged in by the Fund will result in its portfolio turnover rate exceeding 100%.


    Except as specified, the investment policies noted above are not fundamental policies and may be changed without shareholder approval.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The investment restrictions listed below are among the restrictions that have been adopted by the Fund as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act.

    The Fund may not:

   1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

   2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

   3. Invest more than 10% of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. The staff of the Securities and Exchange Commission ("SEC") has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Investment Manager disagrees with this position. Nevertheless, the Fund has agreed to treat OTC options and the covering assets thereon as illiquid securities for purposes of this investment restriction.

   4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities.

   5. Purchase or sell commodities or commodities contracts except that the Fund may purchase or write interest rate futures contracts and related options thereon.

   6. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.)

   7. Purchase securities on margin (but the Fund may obtain short-term loans as are necessary for the clearance of transactions). The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

   8. Borrow money, except from banks for investment purposes or as a temporary measure for extraordinary or emergency purposes in an amount up to 25% of the Fund's total assets, within the limits set forth in the Act or enter into reverse repurchase agreements in an amount exceeding 10% of the Fund's total assets other than for purposes of meeting redemptions.

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

GENERAL

    The Fund offers each class of its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers who have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

    The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million ($25 million for certain qualified plans), and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrangements--Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.



    The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares of the Fund and other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") and shares of Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Federal Securities Trust, directly to Dean Witter Trust FSB (the "Transfer Agent" or "DWT") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvest-SM-, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling $1,000 within the first twelve months. The minimum initial purchase in the case of an "Education IRA" is $500, if the Distributor has reason to believe that additional investments will increase the investment in the account to $1,000 within three years. In the case of investments pursuant to
(i) Systematic Payroll Deduction Plans (including Individual Retirement Plans),
(ii) the InterCapital mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory or administrative services, the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, provided, in the case of Systematic Payroll Deduction Plans, that the Distributor has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless requested by the shareholder in writing to the Transfer Agent.


    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Shares of the Fund purchased through the Distributor are entitled to dividends beginning on the next business day following settlement date. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. Shares purchased through the Transfer Agent are entitled to dividends beginning on the next business day following receipt of an order. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive capital gains distributions if their order is received by the close of business on the day prior to the record date for such distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund at the time of their sale by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

ALTERNATIVE PURCHASE ARRANGEMENTS

    The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).

    Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

    Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

    CLASS A SHARES. Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."


    CLASS B SHARES. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including rein-
vestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.

    After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

    CLASS C SHARES. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 0.85% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."

    CLASS D SHARES. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."

    SELECTING A PARTICULAR CLASS. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

    The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

    Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 0.85% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.


    For the purpose of meeting the $5 million (or $25 million) minimum investment amount for Class D shares, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount.

    Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

    Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:

    CLASS             SALES CHARGE            12b-1 FEE   CONVERSION FEATURE
      A     Maximum 4.25% initial sales        0.25%              No
            charge reduced for purchases of
            $25,000 and over; shares sold
            without an initial sales charge
            generally subject to a 1.0% CDSC
            during first year.
      B     Maximum 5.0% CDSC during the       0.85%      B shares convert
            first year decreasing to 0 after              to A shares
            six years                                     automatically
                                                          after
                                                          approximately ten
                                                          years
      C     1.0% CDSC during first year        0.85%              No
      D                   None                  None              No

    See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

    Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

    The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                          SALES CHARGE
                           ------------------------------------------
                              PERCENTAGE OF          APPROXIMATE
    AMOUNT OF SINGLE         PUBLIC OFFERING    PERCENTAGE OF AMOUNT
       TRANSACTION                PRICE               INVESTED
-------------------------  -------------------  ---------------------
Less than $25,000........           4.25%                 4.44%
$25,000 but less
     than $50,000........           4.00%                 4.17%
$50,000 but less
     than $100,000.......           3.50%                 3.63%
$100,000 but less
     than $250,000.......           2.75%                 2.83%
$250,000 but less
     than $1 million.....           1.75%                 1.78%
$1 million and over......              0                     0

    Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

    The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of
Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

    COMBINED PURCHASE PRIVILEGE. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of the other Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.


    RIGHT OF ACCUMULATION. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares that, together with the current investment amount, is equal to at least $5 million ($25 million for certain qualified plans), such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative--Class D Shares" below.


    The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.

    LETTER OF INTENT. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

    ADDITIONAL NET ASSET VALUE PURCHASE OPTIONS. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:


   (1) trusts for which DWT (an affiliate of the Investment Manager) provides discretionary trustee services;



   (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares);



   (3) employer-sponsored 401(k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") with at least 200 eligible employees and for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement;



   (4) Qualified Retirement Plans for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees;


   (5) investors who are clients of a Dean Witter account executive who joined Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the account executive's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and

   (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

    No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.

    For further information concerning purchases of the Fund's shares, contact DWR or another Selected Broker-Dealer or consult the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE-- CLASS B SHARES

    Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.

    Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:

           YEAR SINCE                     CDSC AS A
            PURCHASE                    PERCENTAGE OF
          PAYMENT MADE                 AMOUNT REDEEMED
---------------------------------  -----------------------
First............................              5.0%
Second...........................              4.0%
Third............................              3.0%
Fourth...........................              2.0%
Fifth............................              2.0%
Sixth............................              1.0%
Seventh and thereafter...........              None


    In the case of Class B shares of the Fund purchased on or after July 28, 1997 by Qualified Retirement Plans for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:


           YEAR SINCE
            PURCHASE               CDSC AS A PERCENTAGE OF
          PAYMENT MADE                 AMOUNT REDEEMED
---------------------------------  -----------------------
First............................              2.0%
Second...........................              2.0%
Third............................              1.0%
Fourth and thereafter............              None

    CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption; and
(iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of FSC Funds or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

    In addition, the CDSC, if otherwise applicable, will be waived in the case of:

   (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

   (2) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (c) a tax-free return of an excess contribution to an IRA; and


   (3) all redemptions of shares held for the benefit of a participant in a Qualified Retirement Plan which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("Eligible Plan"), provided that either: (a) the plan continues to be an Eligible Plan after the redemption; or (b) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.


    With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.


    CONVERSION TO CLASS A SHARES. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a Qualified Retirement Plan for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.


    If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

    Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.



LEVEL LOAD ALTERNATIVE--CLASS C SHARES

    Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 0.85% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.

NO LOAD ALTERNATIVE--CLASS D SHARES


    Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Qualified Retirement Plans for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement) and the following categories of investors: (i) investors participating in the InterCapital mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (subject to all of the terms and conditions of such programs referred to in (i) and (ii) above, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares); (iii) 401(k) plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees; (iv) certain Unit Investment Trusts sponsored by DWR; (v) certain other open-end investment companies whose shares are distributed by the Distributor; and (vi) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. Investors who require a $5 million (or $25 million) minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million (or $25 million) minimum investment amount, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.


PLAN OF DISTRIBUTION

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 0.85% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.20% and 0.25% of the average daily net assets of each of these Classes, respectively, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

    Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.


    For the fiscal year ended October 31, 1997, Class B shares of the Fund accrued payments under the Plan amounting to $5,584,880, which amount is equal to 0.85% of the average daily net assets of Class B for the fiscal year. These payments were calculated pursuant to clause (b) of the compensation formula under the Plan. All shares held prior to July 28, 1997 have been designated Class B shares. For the fiscal period July 28 through October 31, 1997, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $1,083 and $650, respectively, which amounts on an annualized basis are equal to 0.25% and 0.85% of the average daily net assets of Class A and Class C, respectively, for such period.



    In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $24,491,266 at October 31, 1997, which was equal to 3.93% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to account executives at the time of sale may be reimbursed in the subsequent calendar year. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

DETERMINATION OF NET ASSET VALUE

    The net asset value per share is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

    In the calculation of the Fund's net asset value: (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price prior to the time of valuation, and (2) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees (valuation of securities for which market quotations are not readily available may also be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors).

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. The value of other assets will be determined in good faith under procedures established by and under the supervision of the Trustees.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end Dean Witter Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases"). Such dividends and distributions will be paid, at the net asset value per share, in shares of the applicable Class of the Fund (or in cash if the shareholder so requests) on the monthly payment date, which will be no later than the last business day of the month for which the dividend or distribution is payable. Processing of dividend checks begins immediately following the monthly payment date. Shareholders who have requested to receive dividends in cash will normally receive their monthly dividend check during the first ten days of the following month.


    INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").


    EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount. Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

    TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available through the Distributor for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information regarding plan administration, custodial fees and other details, investors should contact their account executive or the Fund.

EXCHANGE PRIVILEGE

    Shares of each Class may be exchanged for shares of the same Class of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Dean Witter Fund offered with a CDSC. Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.



    An exchange to another Dean Witter Multi-Class Fund, any FSC Fund, Global Short-Term or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the Dean Witter Multi-Class Funds, FSC Funds, Global Short-Term or any Exchange Fund that is not a money market fund can be effected on the same basis.



    No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Dean Witter Multi-Class Fund or shares of Global Short-Term, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or shares of Global Short-Term are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Dean Witter Multi-Class Fund or in shares of Global Short-Term (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.) Class B shares of the Fund acquired in exchange for shares of Global Short-Term or Class B shares of another Dean Witter Multi-Class Fund having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.


    ADDITIONAL INFORMATION REGARDING EXCHANGES. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/ or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of a shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

    The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about the Exchange Privilege.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder(s), the shares may be redeemed by surrendering the certificate(s) with a written request for redemption, along with any additional information required by the Transfer Agent.

    REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

    The CDSC, if any, will be the only fee imposed upon repurchase by the Fund or the Distributor. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances; E.G., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

    INVOLUNTARY REDEMPTION. The Fund reserves the right, on sixty days' notice, to redeem, at their net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under
Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow him or her sixty days to make an additional investment in an amount which will increase the value of his of her account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    DIVIDENDS AND DISTRIBUTIONS. The Fund declares dividends separately for each Class of shares and declares dividends from net investment income on each day the New York Stock Exchange is open for business to shareholders of record as of the close of business the preceding business day. Such dividends are paid monthly.


    The Fund may pay quarterly dividends of realized net short-term capital gains, if any. Such dividends may include a portion of the premiums received by the Fund from expired call and put options written by the Fund on U.S. Government securities, and of the net gains realized on closing purchase transactions with respect to such options. Net realized long-term capital gains, if any, will be distributed at least once per year, although the Investment Manager reserves the right to retain a portion of such gains for reinvestment.



    As of October 31, 1997, the Fund had a net capital loss carryover of approximately $42,534,000. To the extent of such carryover, the Fund could retain gains realized in future years without either the Fund or its shareholders being required to pay a tax on such gains. However, the Fund may distribute to shareholders realized gains. Such distributions could, notwithstanding the loss carryover, be taxable to shareholders to the extent of the Fund's realized gains. Also, the Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.


    All dividends and capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions".)

    TAXES. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax on such income and capital gains.


    Gains or losses on the Fund's transactions in listed options on securities, futures and options on futures may be treated as 60% long-term and 40% short-term. When the Fund engages in options and futures transactions, various tax regulations applicable to the Fund may have the effect of causing the Fund to recognize a gain or loss for tax purposes before that gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for tax purposes, of an unrealized loss may result in a lesser amount of the Fund's realized net short-term gains being available for quarterly distribution.


    Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any applicable state and/or local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income and net short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the share-holder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior year.


    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. It is not anticipated that any portion of the Fund's distributions will be eligible for the corporate dividends received deduction.



    After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. Shareholders will also be notified of their proportionate share of long-term capital gains distributions that are eligible for a reduced rate of tax under the Taxpayer Relief Act of 1997. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy. Shareholders who are not citizens or residents of entities organized in the United States may be subject to withholding taxes of up to 30% on certain payments received from the Fund.


    The foregoing discussion relates solely to the federal income tax consequences of an investment in the Fund. Distributions may also be subject to state and local taxes; therefore, each shareholder is advised to consult his or her own tax adviser.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of each Class of the Fund is computed by dividing the Class's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Fund's yield for each Class.

    The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over periods of one, five and ten years, or the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class and all sales charges incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

    In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as Lipper Analytical Services, Inc. and Salomon Brothers Treasury Index, Shearson Lehman Government Bond Index, Merrill Lynch Mortgage Master Index and Donahue's Money Market Index).

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

    The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees or by the shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

    MASTER/FEEDER CONVERSION. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.

    SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

                        THE DEAN WITTER FAMILY OF FUNDS



MONEY MARKET FUNDS                        FIXED-INCOME FUNDS
Dean Witter Liquid Asset Fund Inc.        Dean Witter High Yield Securities Inc.
Dean Witter Tax-Free Daily Income Trust   Dean Witter Tax-Exempt Securities Trust
Dean Witter U.S. Government Money Market  Dean Witter U.S. Government Securities
Trust                                     Trust
Dean Witter California Tax-Free Daily     Dean Witter Federal Securities Trust
Income Trust                              Dean Witter Convertible Securities Trust
Dean Witter New York Municipal Money      Dean Witter California Tax-Free Income
Market Trust                              Fund
EQUITY FUNDS                              Dean Witter New York Tax-Free Income
Dean Witter American Value Fund           Fund
Dean Witter Natural Resource Development  Dean Witter World Wide Income Trust
 Securities Inc.                          Dean Witter Intermediate Income
Dean Witter Dividend Growth Securities    Securities
Inc.                                      Dean Witter Global Short-Term Income
Dean Witter Developing Growth Securities  Fund Inc.
Trust                                     Dean Witter Multi-State Municipal Series
Dean Witter World Wide Investment Trust   Trust
Dean Witter Value-Added Market Series     Dean Witter Short-Term U.S. Treasury
Dean Witter Utilities Fund                Trust
Dean Witter Capital Growth Securities     Dean Witter Diversified Income Trust
Dean Witter European Growth Fund Inc.     Dean Witter Limited Term Municipal Trust
Dean Witter Pacific Growth Fund Inc.      Dean Witter Short-Term Bond Fund
Dean Witter Precious Metals and Minerals  Dean Witter Balanced Income Fund
Trust                                     Dean Witter Hawaii Municipal Trust
Dean Witter Health Sciences Trust         Dean Witter Intermediate Term U.S.
Dean Witter Global Dividend Growth        Treasury Trust
Securities                                DEAN WITTER RETIREMENT SERIES
Dean Witter Global Utilities Fund         Liquid Asset Series
Dean Witter International SmallCap Fund   U.S. Government Money Market Series
Dean Witter Mid-Cap Growth Fund           U.S. Government Securities Series
Dean Witter Balanced Growth Fund          Intermediate Income Securities Series
Dean Witter Capital Appreciation Fund     American Value Series
Dean Witter Information Fund              Capital Growth Series
Dean Witter Japan Fund                    Dividend Growth Series
Dean Witter Income Builder Fund           Strategist Series
Dean Witter Special Value Fund            Utilities Series
Dean Witter Financial Services Trust      Value-Added Market Series
Dean Witter Market Leader Trust           Global Equity Series
Dean Witter S&P 500 Index Fund            ACTIVE ASSETS ACCOUNT PROGRAM
Dean Witter Fund of Funds                 Active Assets Money Trust
ASSET ALLOCATION FUNDS                    Active Assets Tax-Free Trust
Dean Witter Strategist Fund               Active Assets California Tax-Free Trust
Dean Witter Global Asset Allocation Fund  Active Assets Government Securities
                                          Trust

Dean Witter
Federal Securities Trust
Two World Trade Center
New York, New York 10048

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire

Wayne E. Hedien

Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Barry Fink
Vice President, Secretary and
General Counsel
Rajesh K. Gupta
Vice President
Thomas F. Caloia
Treasurer

CUSTODIAN

The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT


Dean Witter Trust FSB

Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.

DEAN WITTER
FEDERAL
SECURITIES TRUST


                               [PHOTO]
                                                 PROSPECTUS -- DECEMBER 29, 1997

STATEMENT OF ADDITIONAL INFORMATION                       DEAN WITTER
DECEMBER 29, 1997                                         FEDERAL SECURITIES
                                                          TRUST


--------------------------------------------------------------------------------

    Dean Witter Federal Securities Trust (the "Fund") is an open-end diversified management investment company whose investment objective is to earn a high level of current income. The Fund will seek to achieve its investment objective by investing primarily in debt securities issued by the U.S. Government, its agencies or instrumentalities and by writing covered call and put options against such securities. The Fund may also purchase options on such securities to effect closing transactions. In addition, to hedge the Fund's portfolio of securities against changes in prevailing interest rates, the Fund may purchase put options on U.S. Government securities and engage in transactions involving interest rate futures contracts and options on such contracts. Shares of the Fund are not issued, insured or guaranteed by the U.S. Government, its agencies or instrumentalities.


    A Prospectus for the Fund dated December 29, 1997, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at its address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.


Dean Witter
Federal Securities Trust
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
--------------------------------------------------------------------------------


The Fund and its Management............................................................          3

Trustees and Officers..................................................................          6

Investment Practices and Policies......................................................         12

Investment Restrictions................................................................         24

Portfolio Transactions and Brokerage...................................................         25

The Distributor........................................................................         26

Determination of Net Asset Value.......................................................         31

Purchase of Fund Shares................................................................         31

Shareholder Services...................................................................         34

Redemptions and Repurchases............................................................         38

Dividends, Distributions and Taxes.....................................................         40

Performance Information................................................................         41

Description of Shares of the Fund......................................................         43

Custodian and Transfer Agent...........................................................         43

Independent Accountants................................................................         43

Reports to Shareholders................................................................         44

Legal Counsel..........................................................................         44

Experts................................................................................         44

Registration Statement.................................................................         44

Report of Independent Accountants......................................................         45

Financial Statements -- October 31, 1997...............................................         49

Appendix -- Ratings of Corporate Debt Instruments......................................         62

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

THE FUND

    The Fund is a Trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on November 20, 1986. The Fund's name was changed from Dean Witter Government Securities Plus to Dean Witter Federal Securities Trust by the Trustees of the Fund on August 17, 1992.

THE INVESTMENT MANAGER

    Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund and research relating to the Fund's portfolio is conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review by the Fund's Board of Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."


    InterCapital is also the investment manager or investment adviser of the following investment companies: Dean Witter Liquid Asset Fund Inc., InterCapital Income Securities Inc., Dean Witter High Yield Securities Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter Developing Growth Securities Trust, Dean Witter Tax-Exempt Securities Trust, Dean Witter Natural Resource Development Securities, Inc., Dean Witter Dividend Growth Securities Inc., Dean Witter American Value Fund, Dean Witter U.S. Government Money Market Trust, Dean Witter Variable Investment Series, Dean Witter World Wide Investment Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Securities Trust, Dean Witter California Tax-Free Income Fund, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Intermediate Income Securities, Dean Witter Value-Added Market Series, High Income Advantage Trust, High Income Advantage Trust II, High Income Advantage Trust III, Dean Witter Government Income Trust, Dean Witter Utilities Fund, Dean Witter California Tax-Free Daily Income Trust, Dean Witter Strategist Fund, Dean Witter World Wide Income Trust, Dean Witter New York Municipal Money Market Trust, Dean Witter Capital Growth Securities, Dean Witter European Growth Fund Inc., Dean Witter Precious Metals and Minerals Trust, Dean Witter Global Short-Term Income Fund Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Multi-State Municipal Series Trust, Dean Witter Short-Term U.S. Treasury Trust, InterCapital Insured Municipal Bond Trust, InterCapital Insured Municipal Trust, InterCapital Insured Municipal Income Trust, InterCapital California Insured Municipal Income Trust, InterCapital Insured Municipal Securities, InterCapital Insured California Municipal Securities, InterCapital Quality Municipal Investment Trust, InterCapital Quality Municipal Income Trust, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, Dean Witter Diversified Income Trust, Dean Witter Health Sciences Trust, Dean Witter Retirement Series, Dean Witter Global Dividend Growth Securities, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Global Utilities Fund, Dean Witter International SmallCap Fund, Dean Witter Global Asset Allocation Fund, Dean Witter Mid-Cap Growth Fund, Dean Witter Select Dimensions Investment Series, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Hawaii Municipal Trust, Dean Witter Capital Appreciation Fund, Dean Witter Information Fund, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter Japan Fund, Dean Witter Income Builder Fund, Dean Witter Special Value Fund, Dean Witter Financial Services Trust, Dean Witter Market Leader Trust, Dean Witter S&P 500 Index Fund, Dean Witter Fund of Funds, Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust, Active Assets Government Securities Trust, Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III, Municipal Income Opportunities Trust, Municipal

Income Opportunities Trust II, Municipal Income Opportunities Trust III, Prime Income Trust and Municipal Premium Income Trust. The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds.


    In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following companies for which TCW Funds Management, Inc. is the investment adviser: TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Balanced Fund, TCW/DW Total Return Trust, TCW/DW Mid-Cap Equity Trust, TCW/DW Global Telecom Trust, TCW/DW Strategic Income Trust, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003 (the "TCW/DW Funds"). InterCapital also serves as: (i) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; (ii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies; and (iii) investment adviser of Offshore Dividend Growth Fund and Offshore Money Market Fund, mutual funds established under the laws of the Cayman Islands and available only to investors who are participants in DWR's International Active Assets Account program and are neither citizens nor residents of the United States.


    Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective and policies.

    Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help, bookkeeping and legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, DWSC began to provide the administrative services to the Fund which were previously performed directly by InterCapital. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital and DWSC on that date. The foregoing internal reorganizations did not result in any change in the nature or scope of the administrative services being provided to the Fund or any of the fees being paid by the Fund for the overall services being performed under the terms of the existing Agreement.


    Expenses not expressly assumed by the Investment Manager under the Agreement or by the Distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor") (see "The Distributor"), will be paid by the Fund. These expenses will be allocated among the four classes of shares of the Fund (each, a "Class") pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (the "12b-1 fee") (see "The Distributor"), charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.


    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the Fund's daily net assets: 0.55% of the portion of the daily net assets of the Fund not exceeding $1 billion; 0.525% of the portion of the Fund's daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.50% of the portion of the Fund's daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.475% of the portion of the Fund's daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.45% of the portion of the Fund's daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.425% of the portion of the Fund's daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.40% of the portion of the Fund's daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.375% of the portion of the Fund's daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.35% of the portion of the Fund's daily net assets exceeding $12.5 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended October 31, 1995, 1996 and 1997, the Fund accrued to the Investment Manager total compensation in the amounts of $4,542,697, $4,241,115 and $3,616,570, respectively.


    The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.

    The Agreement was initially approved by the Board of Trustees on February 21, 1997 and by the shareholders of the Fund at a Special Meeting of Shareholders held on May 21, 1997. The Agreement is substantially identical to a prior investment management agreement which was initially approved by the Board of Trustees on October 30, 1992 and by the shareholders of the Fund at a Special Meeting of Shareholders held on January 12, 1993. The Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Agreement may be terminated at any time, without penalty, on thirty days' notice by the Board of Trustees of the Fund, by the holders of a majority, as defined in the Investment Company Act of 1940 (the "Act"), of the outstanding shares of the Fund, or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).

    Under its terms, the Agreement had an initial term ending April 30, 1999, and will remain in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority (as defined in the Act) of the outstanding shares of the Fund, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval.

    The following owned 5% or more of the outstanding shares of Class A on November 29, 1997: Oak Valley Hospital, 350 S. Oak Avenue, Oakdale, CA 95361--79.6%; Dean Witter Trust FSB Trustee FBO Lorene E. Wise T/U/W Dtd. 12-20-73, P.O. Box 957, Jersey City, NJ 07303--7.4%.



    The following owned 5% or more of the outstanding shares of Class C on November 29, 1997: Passport to Travel, 3501 McHenry Avenue, Ste. F18, Modesto, CA 95356--5.5%; Dean Witter Reynolds Inc. Custodian for Darrell G. Owens IRA Rollover dated 7/22/97, 22406 West 73rd Terrace, Shawnee Mission, KS 66227--10.3%; Dean Witter Reynolds Inc. Custodian for David S. Brodnan IRA Rollover dated 7/2/97, 3950 R.F.D., Long Grove, IL 60047--8.7%; Medical Education Resources Inc., 1500 W. Canal Ct. #500, Littleton, CO 80120--28.1%.



    The following owned 5% or more of the outstanding shares of Class D on November 29, 1997: Dean Witter InterCapital Inc., Attn.: Frank DeVito, Two World Trade Center, 73rd Floor, New York, NY 10048-- 6.2%; RPM001 Danco Waterproofing Corp. Profit Sharing Plan, 3142 Diablo Avenue, Hayward, CA 94545--5.7%; RPM001 Danco Waterproofing Corp. Money Purchase Plan, 3142 Diablo Avenue, Hayward, CA 94545--10.8%; RPM002 Allied Oil Equipment Co. Inc., PSP Tr Dtd. 7-1-97-Access FBO Allied Oil/Bassco Employees, 2643 Myrtle Avenue, Dallas, TX 75220--6.6%.


    The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use or, at any time, permit others to use, the name "Dean Witter." The Fund has also agreed that in the event the Agreement is terminated, or if the affiliation between InterCapital and its parent company is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


    The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital and with the 83 Dean WItter Funds and the 14 TCW/DW Funds are shown below.



      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Michael Bozic (56)                                      Chairman and Chief Executive Officer of Levitz Furniture
Trustee                                                 Corporation (since November, 1995); Director or Trustee of
c/o Levitz Furniture Corporation                        the Dean Witter Funds; formerly President and Chief
6111 Broken Sound Parkway, N.W.                         Executive Officer of Hills Department Stores (May,
Boca Raton, Florida                                     1991-July, 1995); formerly variously Chairman, Chief
                                                        Executive Officer, President and Chief Operating Officer
                                                        (1987-1991) of the Sears Merchandise Group of Sears,
                                                        Roebuck and Co.; Director of Eaglemark Financial Services,
                                                        Inc., the United Negro College Fund and Weirton Steel Cor-
                                                        poration.
Charles A. Fiumefreddo* (64)                            Chairman, Chief Executive Officer and Director of
Chairman of the Board, President,                       InterCapital, DWSC and Distributors; Executive Vice
Chief Executive Officer and Trustee                     President and Director of DWR; Chairman, Director or
Two World Trade Center                                  Trustee, President and Chief Executive Officer of the Dean
New York, New York                                      Witter Funds; Chairman, Chief Executive Officer and
                                                        Trustee of the TCW/DW Funds; Chairman and Director of Dean
                                                        Witter Trust FSB ("DWT"); Director and/or officer of
                                                        various MSDWD subsidiaries; formerly Executive Vice
                                                        President and Director of Dean Witter, Discover & Co.
                                                        (until February, 1993).

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Edwin J. Garn (65)                                      Director or Trustee of the Dean Witter Funds; formerly
Trustee                                                 United States Senator (R-Utah) (1974-1992) and Chairman,
c/o Huntsman Corporation                                Senate Banking Committee (1980-1986); formerly Mayor of
500 Huntsman Way                                        Salt Lake City, Utah (1971-1974); formerly Astronaut,
Salt Lake City, Utah                                    Space Shuttle Discovery (April 12-19, 1985); Vice
                                                        Chairman, Huntsman Corporation (since January, 1993);
                                                        Director of Franklin Covey (time management systems), John
                                                        Alden Financial Corp. (health insurance), United Space
                                                        Alliance (joint venture between Lockheed Martin and the
                                                        Boeing Company) and Nuskin Asia Pacific (multilevel
                                                        marketing); member of the board of various civic and
                                                        charitable organizations.
John R. Haire (72)                                      Chairman of the Audit Committee and Chairman of the
Trustee                                                 Committee of the Independent Directors or Trustees and
Two World Trade Center                                  Director or Trustee of the Dean Witter Funds; Chairman of
New York, New York                                      the Audit Committee and Chairman of the Committee of the
                                                        Independent Trustees and Trustee of the TCW/DW Funds;
                                                        formerly President, Council for Aid to Education
                                                        (1978-1989) and Chairman and Chief Executive Officer of
                                                        Anchor Corporation, an Investment Adviser (1964-1978).
Wayne E. Hedien (63)                                    Retired; Director or Trustee of the Dean Witter Funds;
Trustee                                                 Director of The PMI Group, Inc. (private mortgage
c/o Gordon Altman Butowsky                              insurance); Trustee and Vice Chairman of The Field Museum
 Weitzen Shalov & Wein                                  of Natural History; formerly associated with the Allstate
Counsel to the Independent Trustees                     Companies (1966-1994), most recently as Chairman of The
114 West 47th Street                                    Allstate Corporation (March, 1993-December, 1994) and
New York, New York                                      Chairman and Chief Executive Officer of its wholly-owned
                                                        subsidiary, Allstate Insurance Company (July, 1989-Decem-
                                                        ber, 1994); director of various other business and
                                                        charitable organizations.
Dr. Manuel H. Johnson (48)                              Senior Partner, Johnson Smick International, Inc., a
Trustee                                                 consulting firm; Co-Chairman and a founder of the Group of
c/o Johnson Smick International, Inc.                   Seven Council (G7C), an international economic commission;
1133 Connecticut Avenue, N.W.                           Director or Trustee of the Dean Witter Funds; Trustee of
Washington, DC                                          the TCW/DW Funds; Director of NASDAQ (since June, 1995);
                                                        Director of Greenwich Capital Markets, Inc.
                                                        (broker-dealer); Chairman and Trustee of the Financial
                                                        Accounting Foundation (oversight organization for the
                                                        Financial Accounting Standards Board); formerly Vice
                                                        Chairman of the Board of Governors of the Federal Reserve
                                                        System (1986-1990) and Assistant Secretary of the U.S.
                                                        Treasury (1982-1986).

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Michael E. Nugent (61)                                  General Partner, Triumph Capital, L.P., a private in-
Trustee                                                 vestment partnership; Director or Trustee of the Dean
c/o Triumph Capital, L.P.                               Witter Funds; Trustee of the TCW/DW Funds; formerly Vice
237 Park Avenue                                         President, Bankers Trust Company and BT Capital
New York, New York                                      Corporation (1984-1988); director of various business
                                                        organizations.
Philip J. Purcell* (54)                                 Chairman of the Board of Directors and Chief Executive
Trustee                                                 Officer of MSDWD, DWR and Novus Credit Services Inc.;
1585 Broadway                                           Director of InterCapital, DWSC and Distributors; Director
New York, New York                                      or Trustee of the Dean Witter Funds; Director and/or
                                                        officer of various MSDWD subsidiaries.
John L. Schroeder (67)                                  Retired; Director or Trustee of the Dean Witter Funds;
Trustee                                                 Trustee of the TCW/DW Funds; Director of Citizens
c/o Gordon Altman Butowsky Weitzen                      Utilities Company; formerly Executive Vice President and
  Shalov & Wein                                         Chief Investment Officer of the Home Insurance Company
Counsel to the Independent Trustees                     (August, 1991-September, 1995).
114 West 47th Street
New York, New York
Barry Fink (42)                                         Senior Vice President (since March, 1997) and Secretary
Vice President, Secretary                               and General Counsel (since February, 1997) of InterCapital
 and General Counsel                                    and DWSC; Senior Vice President (since March, 1997) and
Two World Trade Center                                  Assistant Secretary and Assistant General Counsel (since
New York, New York                                      February, 1997) of Distributors; Assistant Secretary of
                                                        DWR (since August, 1996); Vice President, Secretary and
                                                        General Counsel of the Dean Witter Funds and the TCW/DW
                                                        Funds (since February, 1997); previously First Vice
                                                        President (June, 1993-February, 1997), Vice President
                                                        (until June, 1993) and Assistant Secretary and Assistant
                                                        General Counsel of InterCapital and DWSC and Assistant
                                                        Secretary of the Dean Witter Funds and the TCW/DW Funds.
Rajesh K. Gupta (37)                                    Senior Vice President of InterCapital; Vice President of
Vice President                                          various Dean Witter Funds.
Two World Trade Center
New York, New York
Thomas F. Caloia (51)                                   First Vice President and Assistant Treasurer of Inter-
Treasurer                                               Capital and DWSC; Treasurer of the Dean Witter Funds and
Two World Trade Center                                  the TCW/DW Funds.
New York, New York


------------------------

 * Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.



    In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT and Director of DWT, Mitchell M. Merin, President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT and Director of DWT, Executive Vice President and Director of DWR, and Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries. Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWT, and Director of DWT, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and Director of DWT, and Kenton J. Hinchliffe,

Jonathan R. Page and James F. Willison, Senior Vice Presidents of InterCapital, are Vice Presidents of the Fund, and Marilyn K. Cranney, First Vice President and Assistant General Counsel of InterCapital and DWSC, Lou Anne D. McInnis Carsten Otto and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Frank Bruttomesso and Todd Lebo, staff attorneys with InterCapital, are Assistant Secretaries of the Fund.


THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES


    The Board of Trustees currently consists of nine (9) trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 83 Dean Witter Funds, comprised of 127 portfolios. As of November 30, 1997, the Dean Witter Funds had total net assets of approximately $93.3 billion and more than six million shareholders.



    Seven Trustees (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, MSDWD. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the seven independent Trustees are also Independent Trustees of the TCW/DW Funds.


    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.


    All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1996, the three Committees held a combined total of sixteen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.


    The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

    Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT COMMITTEE

    The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

    The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

    The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

    The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES


    The Fund pays each Independent Trustee an annual fee of $1,000 ($800 after December 31, 1997) plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). If a Board meeting and a Committee meeting, or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.



    The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended October 31, 1997.

                               FUND COMPENSATION


                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                      FROM THE FUND
--------------------------------------------------------------  ---------------
Michael Bozic.................................................      $1,700
Edwin J. Garn.................................................       1,900
John R. Haire.................................................       3,850
Wayne E. Hedien...............................................         482
Dr. Manuel H. Johnson.........................................       1,850
Michael E. Nugent.............................................       1,900
John L. Schroeder.............................................       1,900



    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds. Mr. Hedien's term as Director or Trustee of each Dean Witter Fund commenced on September 1, 1997.


           CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS


                                                                   FOR SERVICE AS    FOR SERVICE
                                                                    CHAIRMAN OF          AS          TOTAL CASH
                                                                   COMMITTEES OF     CHAIRMAN OF    COMPENSATION
                               FOR SERVICE                          INDEPENDENT     COMMITTEES OF   FOR SERVICES
                              AS DIRECTOR OR                         DIRECTORS/      INDEPENDENT         TO
                               TRUSTEE AND       FOR SERVICE AS     TRUSTEES AND    TRUSTEES AND       82 DEAN
                             COMMITTEE MEMBER     TRUSTEE AND          AUDIT            AUDIT          WITTER
                                OF 82 DEAN      COMMITTEE MEMBER   COMMITTEES OF    COMMITTEES OF     FUNDS AND
NAME OF                           WITTER          OF 14 TCW/DW     82 DEAN WITTER     14 TCW/DW       14 TCW/DW
INDEPENDENT TRUSTEE               FUNDS              FUNDS             FUNDS            FUNDS           FUNDS
---------------------------  ----------------   ----------------   --------------   -------------   -------------
Michael Bozic..............      $138,850           --                 --               --            $138,850
Edwin J. Garn..............       140,900           --                 --               --             140,900
John R. Haire..............       106,400           $64,283           $195,450        $ 12,187         378,320
Dr. Manuel H. Johnson......       137,100            66,483            --               --             203,583
Michael E. Nugent..........       138,850            64,283            --               --             203,133
John L. Schroeder..........       137,150            69,083            --               --             206,233


    As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

------------------------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended October 31, 1997 and by the 57 Dean Witter Funds (including the Fund) for the year ended December 31, 1996, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the Fund as of October 31, 1997 and from the 57 Dean Witter Funds as of December 31, 1996.


          RETIREMENT BENEFITS FROM THE FUND AND ALL DEAN WITTER FUNDS


                                FOR ALL ADOPTING FUNDS                   RETIREMENT                 ESTIMATED ANNUAL
                        --------------------------------------            BENEFITS                      BENEFITS
                             ESTIMATED                                   ACCRUED AS                UPON RETIREMENT(2)
                          CREDITED YEARS         ESTIMATED                EXPENSES            ----------------------------
                           OF SERVICE AT       PERCENTAGE OF    ----------------------------    FROM
NAME OF INDEPENDENT         RETIREMENT           ELIGIBLE        BY THE         BY ALL           THE         FROM ALL
 TRUSTEE                   (MAXIMUM 10)        COMPENSATION       FUND      ADOPTING FUNDS      FUND      ADOPTING FUNDS
----------------------  -------------------  -----------------  ---------  -----------------  ---------  -----------------
Michael Bozic.........              10               50.0%      $     372     $    20,147     $     925     $    51,325
Edwin J. Garn.........              10               50.0             534          27,772           925          51,325
John R. Haire.........              10               50.0            (798 (3)         46,952      2,246         129,550
Wayne E. Hedien.......               9               42.9               0   Not Applicable          794   Not Applicable
Dr. Manuel H.
 Johnson..............               10               50.0            225          10,926           925          51,325
Michael E. Nugent.....               10               50.0            383          19,217           925          51,325
John L. Schroeder.....                8               41.7            714          38,700           771          42,771


------------------------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.


(3) This number reflects the effect of the extension of Mr. Haire's term as Trustee until June 1, 1998.


    As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, certain of the U.S. Government securities purchased by the Fund are "mortgage-backed securities", which evidence an interest in a specific pool of mortgages. Such securities are issued by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC").

    GNMA CERTIFICATES. GNMA Certificates evidence an interest in a specific pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers Home Administration or guaranteed by the Veterans Administration ("VA"). Scheduled payments of principal and interest are made to the registered holders of GNMA Certificates. The GNMA Certificates that the Fund will invest in are of the modified pass-through type. GNMA guarantees the timely payment of monthly installments of principal and interest on modified pass-through certificates at the time such payments are due, whether or not such amounts are collected by the issuer on the underlying mortgages. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these GNMA Certificates.

    The average life of GNMA Certificates varies with the maturities of the underlying mortgage instruments, with maximum maturities of 30 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments or refinancing of such mortgages or foreclosure. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, which has the effect of reducing future payments. Due to the GNMA guarantee, foreclosures impose no risk to principal investments.

    The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by such factors as the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates vary widely, it is not possible to accurately predict the average life of a particular pool. However, statistics indicate that the average life of the type of mortgages backing the majority of GNMA Certificates is approximately 12 years. For this reason, it is standard practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.

    The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the issuer. Such fees in the aggregate usually amount to approximately .50 of 1%.

    Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturities of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Reinvestment by the Fund of prepayments may occur at higher or lower interest rates than the original investment. Historically, actual average life has been consistent with the 12-year assumption referred to above. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificates. Interest on GNMA Certificates is paid monthly, rather than semiannually, as is the case with traditional bonds.

    FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

    The FHLMC issues two types of mortgage pass-through securities, mortgages participation certificates ("PCs") and guaranteed mortgages certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. The FHMLC guarantees timely monthly payment of interest on PCs and the full return of principal when due. PCs have an assumed average life similar to GNMA Certificates.

    GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

    FNMA SECURITIES. The Federal National Mortgage Association was established in 1938 to create a secondary market in mortgages insured by the FHA.

    FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal. FNMA Certificates have an assumed average life similar to GNMA Certificates.

    LEVERAGING. As discussed in the Prospectus, the Fund may borrow money, but only from a bank and in an amount up to 25% of the value of the Fund's total assets taken at the lower of market value or cost, not including the amount borrowed, in an effort to obtain additional income by leveraging its investments through purchasing securities with the borrowed funds. Such borrowings will be subject to current margin requirements of the Federal Reserve Board and where necessary the Fund may use any or all of its securities as collateral for such borrowings. Any investment gains made with the additional monies in excess of interest paid will cause the net asset value of the Fund's shares to rise to a greater extent than would otherwise be the case. Conversely, if the investment performance of the additional monies fails to cover their cost to the Fund, net asset value will decrease to a greater extent than would otherwise be the case. This is the speculative factor involved in leverage.

    The Fund will be required to maintain an asset coverage (including the proceeds of borrowings) of at least 300% of such borrowings in accordance with the provisions of the Act. If, due to market fluctuations or other reasons, the value of the Fund's assets (including the proceeds of borrowings) becomes at any time less than three times the amount of any outstanding bank debt, the Fund, within three business days, will reduce its bank debt to the extent necessary to meet the required 300% asset coverage. In restoring the 300% asset coverage, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

    The investment policy provides that the Fund may not purchase or sell a security on margin. The margin and bank borrowing restrictions will prevent the ordinary purchase of a security which involves a cash borrowing from a broker of any part of the purchase price of a security.


    The Fund may also borrow from banks as a temporary measure for extraordinary or emergency purposes, and for these purposes and leveraging combined, in no event an amount greater than 25% of the value of the Fund's total assets. The Fund did not borrow any money during its fiscal year ended October 31, 1997.


    LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets.

    A loan may be terminated by the borrower on one business day's notice, or by the Fund on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Investment Manager pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. The Fund has not to date lent any of its portfolio securities.

    REPURCHASE AGREEMENTS. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral"), which is held by the Fund's Custodian, at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked-to-market daily to determine that the full value of the collateral, as specified in the agreement, does not decrease. If such decrease occurs, additional collateral will be added to the account to maintain full collateralization. In the event the original seller defaults on its obligations, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover its investment may be restricted or delayed.

    The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions, whose financial condition will be continually monitored. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 10% of its total assets. The Fund's investments in repurchase agreements may at times be substantial when, in the view of the Investment Manager, liquidity or other considerations warrant.

    REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may also use reverse repurchase agreements and dollar rolls as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be to its advantage to do so.

    The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

    The Fund will establish a segregated account with its Custodian in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements and dollar rolls are considered borrowings by the Fund and for purposes other than meeting redemptions may not exceed 10% of the Fund's total assets.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. As discussed in the Prospectus, from time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

OPTIONS AND FUTURES TRANSACTIONS

    The Fund may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities and purchase options of the same series to effect closing transactions, and may hedge against potential changes in the market value of investments (or anticipated investments) by purchasing put and call options on portfolio (or eligible portfolio) securities and engaging in transactions involving futures contracts and options on such contracts.

    Call and put options on U.S. Treasury notes, bonds and bills are listed on Exchanges (currently the Chicago Board Options Exchange and the American Stock Exchange) and are written in over-the-counter transactions ("OTC options"). Listed options are issued by the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC at the exercise price.

    OTC OPTIONS. Exchange-listed options are issued by the OCC which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve System or primary U.S. Government securities dealers or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

    OPTIONS ON TREASURY BONDS AND NOTES. Because trading interest in options written on Treasury bonds and notes tends to center mostly on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

    OPTIONS ON TREASURY BILLS. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its Custodian, so that it will be treated as being covered.

    OPTIONS ON GNMA CERTIFICATES. Currently, options on GNMA Certificates are only traded over-the-counter. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Fund, as a writer of a GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to maintain its cover. A GNMA Certificate held by the Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time, as such decline may increase the prepayments made on other mortgage pools. If this should occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace such Certificate with a Certificate which represents cover. When the Fund closes out its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

    RISKS OF OPTIONS ON U.S. GOVERNMENT SECURITIES. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The secured put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

    Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a secured put writer would be unable to utilize the amount held in cash or U.S. Government securities as security for the put option for other investment purposes until the exercise or expiration of the option.

    As discussed in the Prospectus, the Fund's ability to close out its position as a writer of an exchange-listed option is dependent upon the existence of a liquid secondary market on Option Exchanges. Among the possible reasons for the absence of a liquid secondary market on an Exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an Exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange; (v) inadequacy of the facilities of an Exchange or the Options Clearing Corporation ("OCC") to handle current trading volume; or (vi) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

    The hours of trading for options on U.S. Government securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities, without limit. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security subject to the option except that in the case of call options on U.S. Treasury bills, the Fund might own U.S. Treasury bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the securities deliverable under the call option. A call option is also covered if the Fund holds a call on the same security as the underlying security of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained with its Custodian.

    The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to achieve a greater total return than would be realized from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option are ultimately sold by the Fund at a loss. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive less total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

    As regards listed options and certain OTC options, during the option period, the Fund may be required, at any time, to deliver the underlying security against payment of the exercise price on any calls it has written (exercise of certain listed and OTC options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

    Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option to prevent an underlying security from being called, to permit the sale of an underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing purchase transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Fund. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security.

    If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security equal to the difference between the purchase price of the underlying security and the proceeds of the sale of the security plus the premium received on the option less the commission paid.

    Options written by a Fund normally have expiration dates of up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

    COVERED PUT WRITING. As a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Fund maintains, in a segregated account maintained on its behalf at the Fund's Custodian, cash, U.S. Government securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a written put position could be covered by the Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained at its Custodian. In writing puts, the Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

    The Fund will write put options for two purposes: (1) to receive the income derived from the premiums paid by purchasers; and (2) when the Investment Manager wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the differences between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

    PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed and OTC call and put options in amounts equalling up to 10% of its total assets. The Fund may purchase call options only in order to close out a covered call position (see "Covered Call Writing" above). The call purchased is likely to be on the same securities and have the same terms as the written option.

    The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security. If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

    RISKS OF OPTIONS TRANSACTIONS. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The secured put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

    Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a secured put writer would be unable to utilize the amount held in cash or U.S. Government securities or other liquid portfolio securities as security for the put option for other investment purposes until the exercise or expiration of the option.

    The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

    Among the possible reasons for the absence of a liquid secondary market on an Exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an Exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange; (v) inadequacy of the facilities of an Exchange or the Options Clearing Corporation ("OCC") to handle current trading volume; or
(vi) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

    Each of the Exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    INTEREST RATE FUTURES CONTRACTS. As a purchaser of an interest rate futures contract ("futures contract"), the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    The Fund will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the Investment Manager anticipates that interest rates may rise and, concomitantly, the price of U.S. Government securities fall, the Fund may sell a futures contract. If declining interest rates are anticipated, the Fund may purchase a futures contract to protect against a potential increase in the price of U.S. Government securities the Fund intends to purchase. Subsequently, appropriate U.S. Government securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

    Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    When the Fund enters into a futures contract it is initially required to deposit with its Custodian, in a segregated account in the name of the broker performing the transaction an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities equal to approximately 2% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits into the segregated account, maintained at its Custodian for that purpose, of cash or U.S. Government securities, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury bills and bonds, U.S. Treasury notes with maturities between 6 1/2 and 10 years, GNMA Certificates and bank certificates of deposit.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts which are traded on an Exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Investment Manager wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its U.S. Government securities portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Investment Manager seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, augment the total return of the Fund and thereby provide a further hedge against losses resulting from price declines in portions of the Fund's portfolio.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempted from registration as a commodity pool operator, the Fund may only enter into futures contracts and options on futures contracts transactions for purposes of hedging a part or all of its portfolio. If the CFTC changes its regulations so that the Fund would be permitted to write options on futures contracts for purposes other than hedging the Fund's investments without CFTC registration, the Fund may engage in such transactions for those purposes. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. As stated in the Prospectus, the Fund may sell a futures contract to protect against the decline in the value of U.S. Government securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the Fund's portfolio may decline. If this were to occur, the Fund would lose money on the futures contracts and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the market prices of the securities of a diversified portfolio will tend to move in the same direction as the prices of futures contracts.

    If the Fund purchases a futures contract to hedge against the increase in value of U.S. Government securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

    In order to assure that the Fund is entering into transactions in futures contracts for hedging purposes as such is defined by the Commodities Futures Trading Commission either: (1) a substantial majority (i.e., approximately 75%) of all anticipatory hedge transactions (transactions in which the Fund does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge, or (2) the underlying value of all long positions in futures contracts will not exceed the total value of (a) all short-term debt obligations held by the Fund; (b) cash held by the Fund; (c) cash proceeds due to the Fund on investments within thirty days; (d) the margin deposited on the contracts; and (e) any unrealized appreciation in the value of the contracts.

    If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other high grade debt obligations equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. Government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with broker or financial institutions deemed creditworthy by the Investment Manager.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity. There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities and futures market could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of U.S. Government securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Investment Manager may still not result in a successful hedging transaction.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

    Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying U.S. Government securities.

    The Investment Manager has substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

PORTFOLIO TURNOVER

    The Fund may sell portfolio securities without regard to the length of time they have been held whenever such sale will, in the Investment Manager's opinion, strengthen the Fund's position and contribute to its investment objective. As a result, the Fund's portfolio turnover rate may exceed 100% (although it is not anticipated to do so). A 100% turnover rate would occur, for example, if 100% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund.

    The Fund may not:

         1. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee/director of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees/directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

         2. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

         3. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

         4. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

         5. Issue senior securities as defined in the Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any reverse repurchase agreement; (b) borrowing money; or (c) purchasing any securities on a when-issued, delayed delivery or forward commitment basis.

         6. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) by investment in repurchase or reverse purchase agreements; or (c) by lending its portfolio securities.

         7. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

         8. Invest for the purpose of exercising control or management of any other issuer.

         9. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

        10. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes; such sales would not be made of securities subject to outstanding options).

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of the foregoing restrictions.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


    Subject to the general supervision of the Trustees of the Fund, the Investment Manager is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Fund's portfolio transactions will occur primarily with issuers, underwriters or major dealers in U.S. Government securities acting as principals. Such transactions are normally on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Options and futures transactions will usually be effected through a broker and a commission will be charged. During the fiscal years ended October 31, 1995, 1996 and 1997, the Fund paid a total of $111,547, $109,449 and $80,486, respectively, in brokerage commissions.


    The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase or sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors are considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager may utilize a pro rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering.

    The policy of the Fund regarding purchases and sales of securities and futures contracts for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. During the fiscal year ended October 31, 1997, the Fund did not direct the payment of any brokerage commissions because of research services provided.


    The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the management fee paid to the Investment Manager is not reduced by any amount that may be attributable to the value of such services.

    Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (I.E., Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers.


    Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR, Morgan Stanley & Co. Incorporated and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer. During the fiscal years ended October 31, 1995, 1996 and 1997, the Fund paid a total of $9,495, $8,477 and $9,506, respectively, in brokerage commissions to DWR. During the fiscal year ended October 31, 1997, the brokerage commissions paid to DWR represented approximately 11.81% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 18.66% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid. In addition, during the fiscal years ended October 31, 1995, 1996 and 1997, the Fund paid DWR $80,741, $69,669 and $56,029, respectively, for clearing options and futures transactions.


THE DISTRIBUTOR
--------------------------------------------------------------------------------

    As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDWD. The Trustees of the Fund, including a majority of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act (the "Independent Trustees"), approved, at their meeting held on June 30, 1997, the current Distribution Agreement appointing the Distributor as exclusive distributor of the Fund's shares and providing for the

Distributor to bear distribution expenses not borne by the Fund. The current Distribution Agreement is substantively identical to the Fund's previous distribution agreements. By its terms, the Distribution Agreement had an initial term ending April 30, 1998, and will remain in effect from year to year thereafter if approved by the Board.

    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto to prospective shareholders. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgement or mistake of law or for any act of omission or for any losses sustained by the Fund or its shareholders.

PLAN OF DISTRIBUTION


    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 0.85% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of Class B. The Distributor also receives the proceeds of front-end sales charges and of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Purchase of Fund Shares" in the Prospectus). The Distributor has informed the Fund that it and/or DWR received (a) approximately $750,000, $641,000 and $601,000 in contingent deferred sales charges from Class B for the fiscal years ended October 31, 1995, 1996 and 1997, respectively, and (b) approximately $22,000 in front-end sales charges from Class A for the fiscal year ended October 31, 1997, none of which was retained by the Distributor. No contingent deferred sales charges were received from Class A or Class C for the fiscal year ended October 31, 1997.


    The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.20% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a "service fee" under the Rules of the Association of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the aforementioned Rules of the Association.

    The Plan was adopted by a majority vote of the Board of Trustees, including all of the Trustees of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, on December 15, 1986 and by the shareholders holding a majority, as defined in the Act, of the outstanding voting securities of the Fund at a Special Meeting of Shareholders of the Fund held on May 31, 1988.

    At their meeting held on October 30, 1992, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved certain amendments to the Plan which took effect in January, 1993 and were designed to reflect the fact that upon an internal reorganization the share distribution activities theretofore performed for the Fund by DWR were assumed by the Distributor and DWR's sales activities are now being performed pursuant to the terms of a selected dealer agreement between the Distributor and DWR. The amendments provide that payments under the Plan will be made to the Distributor rather than to DWR as before the amendment, and that the Distributor in turn is authorized to make payments to DWR, its affiliates or other selected broker-dealers (or direct that the Fund pay such entities directly). The Distributor is also authorized to retain part of such fee as compensation for its own distribution-related expenses. At their meeting held on April 28, 1993, the Trustees, including a majority of the Independent 12b-1 Trustees, approved certain technical amendments to the Plan in connection with amendments adopted by the National Association of Securities Dealers, Inc. to its Rules of the Association. At their meeting held on October 26, 1995, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved an amendment to the Plan to permit payments to be made under the Plan with respect to certain distribution expenses incurred in connection with the distribution of shares, including personal services to shareholders with respect to holdings of such shares, of an investment company whose assets are acquired by the Fund in a tax-free reorganization. At their meeting held on June 30, 1997, the Trustees, including a majority of the Independent 12b-1 Trustees, approved amendments to the Plan to reflect the multiple-class structure for the Fund, which took effect on July 28, 1997.


    Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended October 31, 1997, of $5,584,880. This amount is equal to 0.85% of the average daily net assets of Class B for the fiscal year and was calculated pursuant to clause (b) of the compensation formula under the Plan. For the fiscal period July 28 through October 31, 1997, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $1,083 and $650, respectively, which amounts are equal to 0.25% and 0.85% of the average daily net assets of Class A and Class C, respectively, for such period.


    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes of shares, each with a different distribution arrangement as set forth in the Prospectus.


    With respect to Class A shares, DWR compensates its account executives by paying them, from proceeds of the front-end sales charge, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value of the respective accounts for which they are the account executives or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored 401(k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") for which Dean Witter Trust FSB ("DWT") serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, the Investment Manager compensates DWR's account executives by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.



    With respect to Class B shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased on or after July 28, 1997 by Qualified Retirement Plans for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, DWR compensates its account executives by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

    With respect to Class C shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently a residual of up to 0.85% of the current value of the respective accounts for which they are the account executives of record.

    With respect to Class D shares other than shares held by participants in InterCapital's mutual fund asset allocation program, the Investment Manager compensates DWR's account executives by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates DWR's account executives by paying them, from its own funds, an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the account executives of record (not including accounts of participants in the InterCapital mutual fund asset allocation program).


    The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and DWR's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.



    The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 0.85%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to account executives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent 12b-1 Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to account executives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

    Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended October 31, 1997 to the Distributor. The Distributor and DWR estimate that they have spent, pursuant to the Plan, $179,725,035 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 2.61% ($4,683,516)--advertising and promotional expenses; (ii) 0.23% ($420,112)--printing of prospectuses for distribution to other than current shareholders; and (iii) 97.16% ($174,621,407)--other expenses, including the gross sales credit and the carrying charge, of which 17.45% ($30,469,192) represents carrying charges, 33.30% ($58,151,004) represents commission credits to DWR branch offices for payments of commissions to account executives and 49.25% ($86,001,211) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and Class C for distribution during the fiscal period July 28 through October 31, 1997 were for expenses which relate to compensation of sales personnel and associated overhead expenses.



    In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by DWR which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totalled $24,491,266 as of October 31, 1997. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.


    No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct financial interest in the operation of the Plan except to the extent that the Distributor, InterCapital, DWR, DWSC or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    Under its terms, the Plan had an initial term ending April 30, 1987 and will continue from year to year thereafter, provided such continuance is app roved annually by a vote of the Trustees in the manner described above. Prior to the Board's approval of amendments to the Plan to reflect the multiple-class structure for the Fund, the most recent continuance of the Plan for one year, until April 30, 1998, was approved by the Board of Trustees of the Fund, including a majority of the Independent 12b-1 Trustees, at a Board meeting held on April 24, 1997. Prior to approving the continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees of the Fund, including each of the Independent 12b-1 Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent 12b-1 Trustees shall be committed to the discretion of the Independent 12b-1 Trustees.


DETERMINATION OF NET ASSET VALUE

--------------------------------------------------------------------------------

    As stated in the Prospectus, short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


    The net asset value per share for each Class of shares of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open. The New York Stock Exchange currently observes the following holidays: New Year's Day, Reverend Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the Fund offers four Classes of shares as follows:

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

    Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except in the circumstances discussed in the Prospectus.

    RIGHT OF ACCUMULATION. As discussed in the Prospectus, investors may combine the current value of shares purchased in separate transactions for purposes of benefitting from the reduced sales charges available for purchases of shares of the Fund totalling at least $25,000 in net asset value. For example, if any person or entity who qualifies for this privilege holds Class A shares of the Fund and/or other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") or shares of other Dean Witter Funds sold with a front-end sales charge purchased at a price including a front-end sales charge having a current value of $5,000, and purchases $20,000 of additional shares of the Fund, the sales charge applicable to the $20,000 purchase would be 4.0% of the offering price.

    The Distributor must be notified by the selected broker-dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the selected broker-dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or Dean Witter Trust FSB (the "Transfer Agent") fails to confirm the investor's represented holdings.


    LETTER OF INTENT. As discussed in the Prospectus, reduced sales charges are available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from the Distributor or from a single Selected Broker-Dealer.

    A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a thirteen-month period. Each purchase of Class A shares made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single purchase. A number of shares equal in value to 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

    The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the shareholder to liquidate a sufficient number of his or her escrowed shares to obtain such difference.

    If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth above under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. For the purpose of determining whether the investor is entitled to a further reduced sales charge applicable to purchases at or above a sales charge level which exceeds the stated goal of a Letter of Intent, the cumulative current net asset value of any shares owned by the investor in any other Dean Witter Funds held by the shareholder which were previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions) will be added to the cost or net asset value of shares of the Fund owned by the investor. However, shares of "Exchange Funds" (see "Shareholder Services--Exchange Privilege") and the purchase of shares of other Dean Witter Funds will not be included in determining whether the stated goal of a Letter of Intent has been reached.

    At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, only shares purchased during the previous 90-day period and still owned by the shareholder will be included in the new sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES


    Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon most redemptions within six years after purchase. As stated in the Prospectus, a CDSC will be imposed on any redemption by an investor if after such redemption the current value of the investor's Class B shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years). However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Dean Witter Fund (see "Shareholder Services--Targeted Dividends"), plus (c) the current net asset value of shares acquired in exchange for (i) shares of Dean Witter front-end sales charge funds, or (ii) shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services--Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six (three) years. The CDSC will be paid to the Distributor.

    In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six (three) years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter funds for which shares of front-end sales charge funds have been exchanged. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in the above-described exchanges will be subject to a CDSC.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of the Fund until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC applicable to most Class B shares of the Fund:

                                        YEAR SINCE
                                         PURCHASE                                            CDSC AS A PERCENTAGE OF
                                       PAYMENT MADE                                              AMOUNT REDEEMED
------------------------------------------------------------------------------------------  --------------------------
First.....................................................................................               5.0%
Second....................................................................................               4.0%
Third.....................................................................................               3.0%
Fourth....................................................................................               2.0%
Fifth.....................................................................................               2.0%
Sixth.....................................................................................               1.0%
Seventh and thereafter....................................................................             None


    The following table sets forth the rates of the CDSC applicable to Class B shares of the Fund purchased on or after July 28, 1997 by Qualified Retirement Plans for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement:


                                        YEAR SINCE
                                         PURCHASE                                            CDSC AS A PERCENTAGE OF
                                       PAYMENT MADE                                              AMOUNT REDEEMED
------------------------------------------------------------------------------------------  --------------------------
First.....................................................................................               2.0%
Second....................................................................................               2.0%
Third.....................................................................................               1.0%
Fourth and thereafter.....................................................................             None

    In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year or three-year period. This will result in any such CDSC being imposed at the lowest possible rate. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) of purchase which are in excess of these amounts and which redemptions do not qualify for waiver of the CDSC, as described in the Prospectus.


LEVEL LOAD ALTERNATIVE--CLASS C SHARES

    Class C shares are sold without a sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase, except in the circumstances discussed in the Prospectus.

NO LOAD ALTERNATIVE--CLASS D SHARES

    Class D shares are offered without any sales charge on purchase or redemption. Class D shares are offered only to those persons meeting the qualifications set forth in the Prospectus.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by the Transfer Agent. This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder-instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.


    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the applicable Class of the Fund (or in cash if the shareholder so requests) as of the close of business on the monthly payment date, as stated in the Prospectus. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the payment date of the dividend or the record date of the distribution. In the case of recently purchased shares for which registration instructions have not been received on the payment or record date, cash payments will be made to DWR or other selected broker-dealer, and will be forwarded to the shareholder, upon the receipt of proper instructions. It has been and remains the Fund's policy and practice that, if checks for dividends or distributions paid in cash remain uncashed, no interest will accrue on amounts represented by such uncashed checks.


    TARGETED DIVIDENDS.-SM- In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of any Class of an open-end Dean Witter Fund other than Dean Witter Federal Securities Trust or in another Class of Dean Witter Federal Securities Trust. Such investment will be made as described above for automatic investment in shares of the applicable Class of the Fund, at the net asset value per share of the selected Dean Witter Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the selected Class of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Dean Witter Fund before entering the program.

    EASYINVEST-SM- Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected (subject to any applicable sales charges). Shares of the Dean Witter money market funds redeemed in connection with EasyInvest are redeemed on the business day preceding the transfer of funds. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.


    INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution in shares of the applicable Class at net asset value, without the imposition of a CDSC upon redemption, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the proceeds by the Transfer Agent.

    SYSTEMATIC WITHDRAWAL PLAN. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount.

    The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR or other selected broker-dealer account, within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

    Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of the sales charges which may be applicable to purchases or redemptions of shares (see "Purchase of Fund Shares").

    Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her account executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer

Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time.

    DIRECT INVESTMENTS THROUGH TRANSFER AGENT. As discussed in the Prospectus, shareholders may make additional investments in any Class of shares of the Fund for which they qualify at any time by sending a check in any amount, not less than $100, payable to Dean Witter Federal Securities Trust, and indicating the selected Class, directly to the Fund's Transfer Agent. In the case of Class A shares, after deduction of any applicable sales charge, the balance will be applied to the purchase of Fund shares, and, in the case of shares of the other Classes, the entire amount will be applied to the purchase of Fund shares, at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

EXCHANGE PRIVILEGE


    As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of each Class of shares of the Fund may exchange their shares for shares of the same Class of shares of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of any of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing nine funds are hereinafter referred to as the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Dean Witter Fund offered with a CDSC. Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.


    Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

    Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)


    As described below, and in the Prospectus under the caption "Purchase of Fund Shares," a CDSC may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of a Dean Witter Multi-Class Fund or Global Short-Term are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a Dean Witter Multi-Class Fund or in Global Short-Term. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a Dean Witter Multi-Class Fund or Global Short-Term from the Exchange Fund, with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or of Global Short-Term are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a Dean Witter Multi-Class Fund or in Global Short-Term. In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in a FSC Fund.



    When shares initially purchased in a Dean Witter Multi-Class Fund or in Global Short-Term are exchanged for shares of a Dean Witter Multi-Class Fund, shares of Global Short-Term, shares of a FSC Fund, or shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than one, three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of FSC Funds, or for shares of other Dean Witter Funds for which shares of FSC Funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that, with respect to Class B shares, if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Purchase of Fund Shares," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.


    With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

    The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

    Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust, although those funds may, in their discretion, accept initial investments of as low as $1,000. The minimum initial investment for the Exchange Privilege account of each Class is $10,000 for Dean Witter Short-Term U.S. Treasury Trust, although that fund, in its discretion, may accept initial purchases of as low as $5,000. The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Special Value Fund. The minimum initial investment for the Exchange Privilege account of each Class of all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of those funds, including the check writing feature, will not be available for funds held in that account.

    The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Dean Witter funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds pursuant to the Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

    For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------


    REDEMPTION. As stated in the Prospectus, shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable CDSC. If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares" in the Prospectus) after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.

    Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a new prospectus.

    REPURCHASE. As stated in the Prospectus, DWR and other selected broker-dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other selected broker-dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed after such purchase order is received by DWR or other selected broker-dealer reduced by any applicable CDSC.


    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. As discussed in the Prospectus, payment for shares of any Class presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check (including a certified or bank cashier's check), payment of redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). It has been and remains the Fund's policy and practice that, if checks for redemption proceeds remain uncashed, no interest will accrue on amounts represented by such uncashed checks. Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin accounts.


    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

    REINSTATEMENT PRIVILEGE. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class at the net asset value next determined after the reinstatement request, together with such proceeds, is received by the Transfer Agent.

    Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and will notify shareholders that, following an election by the Fund, the shareholders will be required to include the amount of such undistributed gains in determining their taxable income and will be able to claim their share of the tax paid by the Fund as a credit against their federal income tax.

    Because the Fund intends to distribute all of its net investment income and capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders will normally have to pay federal income taxes, and any applicable state and/or local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior year.


    Gains or losses on the sales of securities by the Fund will generally be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses. The Treasury intends to issue regulations to permit shareholders to take into account their proportionate share of the Fund's capital gains distributions that will be subject to a reduced rate under the Taxpayer Relief Act of 1997. The Taxpayer Relief Act reduced the maximum tax on long-term capital gains from 28% to 20%; however, it also lengthened the required holding period to obtain this lower rate from more than twelve months to more than eighteen months. These lower rates do not apply to collectibles and certain other assets. Additionally, the maximum capital gain rate for assets that are held more than five years and that are acquired after December 31, 2000 is 18%.



    Under current federal law, the Fund will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize income attributable to it from holding zero coupon Treasury securities. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year. Accordingly, the Fund, to the extent it invests in zero coupon Treasury securities, may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash receipts of interest the Fund actually received. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution or cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.


    In computing net investment income, the Fund will not amortize premiums or accrue discounts on fixed-income securities in the portfolio, except those original issue discounts for which amortization is required for federal income tax purposes. Additionally, with respect to market discounts on bonds, a portion of any capital gain realized upon disposition will be characterized as taxable ordinary income in accordance with the provisions of the Internal Revenue Code. Realized gains and losses on security transactions are determined on the identified cost method.

    Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable at either ordinary or capital gain rates. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a dividend or distribution record date.

    OPTIONS AND FUTURES. Exchange-traded futures contracts, listed options on futures contracts and listed options on U.S. Government securities are classified as "Section 1256" contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts is generally treated as long-term capital gain or loss to the extent of 60 percent thereof and short-term capital gain or loss to the extent of 40 percent thereof. Section 1256 contracts are also required to be marked-to-market at the end of the Fund's fiscal year, for purpose of Federal income tax calculations. These rules may be different if these transactions represent straddles for tax purposes.

    Over-the-counter options are not classified as Section 1256 contracts and are not subject to the mark-to-market or 60 percent-40 percent taxation rules. When call options written, or put options purchased, by the Fund are exercised, the gain or loss realized on the sales of the underlying securities may be either short-term or long-term, depending upon the holding period of the securities. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for over-the-counter puts or increased by the premium received for over-the-counter calls.

    If the Fund holds a U.S. Government security which is offset by a Section 1256 contract, the Fund would be deemed to hold a "mixed straddle" position, as such is defined in the Code. The Fund may elect to identify its mixed straddle positions and thereby avoid the application of certain rules which could, in certain circumstances, cause deferral or disallowance of losses, change long-term capital gains into short-term gains, or change short-term capital losses into long-term capital losses.


    The recognition of unrealized gain or loss on Section 1256 contracts will be taken into account in determining the amount of income available for the Fund's quarterly distributions, and can result in an amount which is greater or less than the Fund's net realized gains being available for distribution. If an amount which is less than the Fund's net realized gains is available for distribution, the Fund may elect to distribute more than such available amount, up to the full amount of such net realized gains. Such a distribution may, in part, constitute a return of capital to the shareholders.



    Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


    As discussed in the Prospectus, from time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income" of each Class. The resulting amount is divided by the product of the maximum offering price per share on the last day of the period multiplied by the average number of shares of the applicable Class outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. The yields for the 30-day period ended October 31, 1997, calculated pursuant to the formula described above, were 6.04%, 5.71%, 5.65% and 6.58% for Class A, Class B, Class C and Class D, respectively.


    The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any CDSC at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns of Class B for the one, five and ten year periods ended October 31, 1997 were 2.89%, 5.93% and 7.97%, respectively.



    For periods of less than one year, the Fund quotes its total return on a non-annualized basis. Accordingly, the Fund may compute its aggregate total return for each of Class A, Class C and Class D for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. The ending redeemable value is reduced by any CDSC at the end of the period. Based on the foregoing calculations, the total returns for the period July 28, 1997 through October 31, 1997 were -0.63%, 2.54% and 2.62% for Class A, Class C and Class D, respectively.



    In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable contingent deferred sales charge. Based on this calculation, the average annual total returns of Class B for the one, five and ten year periods ended October 31, 1997, were 7.89%, 6.24% and 7.97%, respectively.



    In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns for Class B for the fiscal year ended October 31, 1997, for the five-year period ended October 31, 1997 and for the ten-year period ended October 31, 1997 were 7.89%, 35.33% and 115.28%, respectively. Based on the foregoing calculations, the total returns for Class A, Class C and Class D for the period July 28 through October 31, 1997 were 3.78%, 3.54% and 2.62%, respectively.



    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,575, $48,250 and $97,250 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at October 31, 1997:



                                                             INVESTMENT AT INCEPTION OF:
                                              INCEPTION  -----------------------------------
                   CLASS                        DATE:     $10,000     $50,000     $100,000
--------------------------------------------  ---------  ---------  -----------  -----------
Class A.....................................    7/28/97  $   9,937  $    50,074  $   100,926
Class B.....................................    3/31/87  $  21,212  $   106,060  $   212,120
Class C.....................................    7/28/97  $  10,354  $    51,770  $   103,540
Class D ....................................    7/28/97  $  10,262  $    51,310  $   102,620

    The Fund from time to time may advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.


DESCRIPTION OF SHARES OF THE FUND
--------------------------------------------------------------------------------


    The shareholders of the Fund are entitled to a full vote for each full share held. All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances, the Trustees may be removed by action of the Trustees. The shareholders also have the right, under certain circumstances, to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


    The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series. The Trustees have not presently authorized any such additional series or classes of shares other than as set forth in the Prospectus.

    The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

    The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or the Trustees.

CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

    The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.


    Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust FSB is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment Manager, and of Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust FSB's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services Dean Witter Trust FSB receives a per shareholder account fee from the Fund.


INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

    Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent accountants, will be sent to shareholders each year.

    The Fund's fiscal year ends on October 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Trustees.

LEGAL COUNSEL
--------------------------------------------------------------------------------

    Barry Fink, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
--------------------------------------------------------------------------------


    The financial statements of the Fund for the fiscal year ended October 31, 1997 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


REGISTRATION STATEMENT
--------------------------------------------------------------------------------

    This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER FEDERAL SECURITIES TRUST


REPORT OF INDEPENDENT ACCOUNTANTS



TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER FEDERAL SECURITIES TRUST



In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Federal Securities Trust (the "Fund") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP


1177 AVENUE OF THE AMERICAS


NEW YORK, NEW YORK 10036
DECEMBER 5, 1997

DEAN WITTER FEDERAL SECURITIES TRUST


PORTFOLIO OF INVESTMENTS OCTOBER 31, 1997



PRINCIPAL                                        DESCRIPTION
AMOUNT IN                                            AND                                            COUPON
THOUSANDS                                       MATURITY DATE                                        RATE       VALUE
-------------------------------------------------------------------------------------------------------------------------
           U.S. GOVERNMENT & AGENCY OBLIGATIONS (73.0%)
           U.S. Government Agencies (2.7%)
$ 12,000   Federal Home Loan Bank 07/02/12........................................................   0.00%   $  3,919,920
  20,000   Resolution Funding Strip 04/15/05......................................................   0.00      12,883,200
                                                                                                             ------------
                                                                                                               16,803,120
                                                                                                             ------------

           U.S. Treasury Bonds (64.4%)
  20,000   11/15/15...............................................................................   9.875     27,985,400
  22,000   11/15/12...............................................................................  10.375     29,085,100
 188,600   08/15/13*..............................................................................  12.00     276,366,896
  45,000   11/15/11...............................................................................  14.00      69,898,050
                                                                                                             ------------
                                                                                                              403,335,446
                                                                                                             ------------

           U.S. Treasury Notes (5.9%)
  10,000   01/31/99...............................................................................   5.00       9,925,800
   5,000   09/30/02...............................................................................   5.875      5,029,000
  21,900   11/15/97...............................................................................   7.375     21,908,541
                                                                                                             ------------
                                                                                                               36,863,341
                                                                                                             ------------

           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
           (IDENTIFIED COST $424,983,329).................................................................    457,001,907
                                                                                                             ------------

           MORTGAGE-BACKED SECURITIES (24.7%)
           Federal Home Loan Mortgage Corp. (5.7%)
  21,869   10/01/10 - 02/01/20....................................................................   9.50      23,338,798
   9,332   09/01/15 - 10/01/19....................................................................  10.00      10,096,236
   2,018   01/01/16 - 10/01/18....................................................................  10.50       2,213,312
                                                                                                             ------------
                                                                                                               35,648,346
                                                                                                             ------------

           Federal National Mortgage Assoc. (7.3%)
  16,547   10/01/23 - 12/01/23....................................................................   6.50      16,257,456
   4,789   06/01/26 - 12/01/26....................................................................   7.50       4,889,754
  14,178   05/01/24 - 06/01/25....................................................................   8.00      14,683,176
   7,678   01/01/22 - 04/01/25....................................................................   8.50       8,030,689
   1,540   09/01/16 - 05/01/20....................................................................   9.50       1,651,555
     182   03/01/16 - 02/01/18....................................................................   9.75         196,162
                                                                                                             ------------
                                                                                                               45,708,792
                                                                                                             ------------



                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER FEDERAL SECURITIES TRUST

PRINCIPAL                                        DESCRIPTION
AMOUNT IN                                            AND                                            COUPON
THOUSANDS                                       MATURITY DATE                                        RATE       VALUE
-------------------------------------------------------------------------------------------------------------------------
           Government National Mortgage Assoc. (11.7%)
$ 30,957   12/15/22 - 05/15/24....................................................................   7.00%   $ 31,112,181
  24,690   06/15/17 - 10/15/26....................................................................   7.50      25,237,885
  14,580   10/15/19 - 10/15/24....................................................................   8.50      15,277,406
   1,058   05/15/16 - 11/15/20....................................................................  10.00       1,158,639
     203   09/15/18...............................................................................  11.00         225,279
                                                                                                             ------------
                                                                                                               73,011,390
                                                                                                             ------------

           TOTAL MORTGAGE-BACKED SECURITIES
           (IDENTIFIED COST $149,630,756).................................................................    154,368,528
                                                                                                             ------------

           SHORT-TERM INVESTMENTS (0.6%)
           U.S. GOVERNMENT OBLIGATION (a) (0.5%)
   3,000   U.S. Treasury Bill 12/11/97 (AMORTIZED COST $2,984,500)................................   4.65       2,984,500
                                                                                                             ------------

           REPURCHASE AGREEMENT (0.1%)
     669   The Bank of New York due 11/03/97 (dated 10/31/97; proceeds $669,318) (b) (IDENTIFIED
             COST $669,012).......................................................................   5.50         669,012
                                                                                                             ------------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $3,653,512)...................................................................      3,653,512
                                                                                                             ------------

           TOTAL INVESTMENTS
           (IDENTIFIED COST $578,267,597).................................................................    615,023,947
                                                                                                             ------------



                                                DESCRIPTION,
NUMBER OF                                     EXPIRATION DATE,
CONTRACTS                                     AND STRIKE PRICE
---------  ---------------------------------------------------------------------------------------
           WRITTEN OPTIONS (c) (0.1%)
     200   Call options on Treasury bond futures December/1997/116 (PREMIUMS RECEIVED $95,642)....      (543,750)**
                                                                                                    ------------


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER FEDERAL SECURITIES TRUST

                                                DESCRIPTION,
NUMBER OF                                      DELIVERY YEAR,
CONTRACTS                                         AND MONTH                                            VALUE
----------------------------------------------------------------------------------------------------------------
           FINANCIAL FUTURES (d) (0.0%)
           SHORT POSITIONS
      95   U. S. Treasury Bonds December/1997.....................................................  $    (29,688)**
                                                                                                    ------------



TOTAL INVESTMENTS
(IDENTIFIED COST $578,267,597) (E)........................................................   98.3 %   615,023,947

TOTAL WRITTEN OPTIONS OUTSTANDING.........................................................   (0.1)       (543,750)

TOTAL FINANCIAL FUTURES OUTSTANDING.......................................................   (0.0)        (29,688)

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    1.8      11,439,705
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 625,890,214
                                                                                            ------  -------------
                                                                                            ------  -------------



---------------------

 * Some of these securities are segregated in connection with open written options and open futures contracts.
** The market value of U.S. Treasury securities pledged to cover written options on futures and open futures contracts is $95,248,400.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $669,662 Federal National Mortgage Assoc. 6.60% due 09/20/02 valued at $682,392.
(c) Options expire one month prior to the expiration date indicated for the Treasury bond futures.
(d) Value represents variation margin on open futures contracts on October 31, 1997. The market value of these futures contracts is $11,254,531 and the unrealized depreciation is $270,503.
(e) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $37,758,109 and the aggregate gross unrealized depreciation is $1,001,759, resulting in net unrealized appreciation of $36,756,350.


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER FEDERAL SECURITIES TRUST


FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES


OCTOBER 31, 1997



ASSETS:
Investments in securities, at value
  (identified cost $578,267,597)..............................................................  $615,023,947
Receivable for:
    Interest..................................................................................    11,846,802
    Principal paydowns........................................................................       756,197
    Shares of beneficial interest sold........................................................       233,701
Prepaid expenses and other assets.............................................................        35,194
                                                                                                ------------
     TOTAL ASSETS.............................................................................   627,895,841
                                                                                                ------------
LIABILITIES:
Written call options outstanding, at value (premiums received $95,642)........................       543,750
Payable for:
    Plan of distribution fee..................................................................       447,598
    Shares of beneficial interest repurchased.................................................       328,532
    Investment management fee.................................................................       290,294
    Dividends to shareholders.................................................................       212,452
    Variation margin on futures contracts.....................................................        29,688
Accrued expenses and other payables...........................................................       153,313
                                                                                                ------------
     TOTAL LIABILITIES........................................................................     2,005,627
                                                                                                ------------
     NET ASSETS...............................................................................  $625,890,214
                                                                                                ------------
                                                                                                ------------
COMPOSITION OF NET ASSETS:
Paid-in-capital...............................................................................  $643,138,969
Net unrealized appreciation...................................................................    36,037,739
Accumulated net realized loss.................................................................   (53,286,494)
                                                                                                ------------
     NET ASSETS...............................................................................  $625,890,214
                                                                                                ------------
                                                                                                ------------
CLASS A SHARES:
Net Assets....................................................................................    $2,051,451
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................       217,137
     NET ASSET VALUE PER SHARE................................................................
                                                                                                       $9.45
                                                                                                ------------
                                                                                                ------------
     MAXIMUM OFFERING PRICE PER SHARE
      (NET ASSET VALUE PLUS 4.44% OF NET ASSET VALUE).........................................
                                                                                                       $9.87
                                                                                                ------------
                                                                                                ------------
CLASS B SHARES:
Net Assets....................................................................................  $623,048,694
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................    66,543,208
     NET ASSET VALUE PER SHARE................................................................
                                                                                                       $9.36
                                                                                                ------------
                                                                                                ------------
CLASS C SHARES:
Net Assets....................................................................................      $720,681
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................        76,358
     NET ASSET VALUE PER SHARE................................................................
                                                                                                       $9.44
                                                                                                ------------
                                                                                                ------------
CLASS D SHARES:
Net Assets....................................................................................       $69,388
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................         7,437
     NET ASSET VALUE PER SHARE................................................................
                                                                                                       $9.33
                                                                                                ------------
                                                                                                ------------


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER FEDERAL SECURITIES TRUST

STATEMENT OF OPERATIONS


FOR THE YEAR ENDED OCTOBER 31, 1997*



NET INVESTMENT INCOME:
INTEREST INCOME................................................................................  $52,248,247
                                                                                                 -----------
EXPENSES
Plan of distribution fee (Class A shares)......................................................        1,083
Plan of distribution fee (Class B shares)......................................................    5,584,880
Plan of distribution fee (Class C shares)......................................................          650
Investment management fee......................................................................    3,616,570
Transfer agent fees and expenses...............................................................      537,464
Custodian fees.................................................................................       84,195
Registration fees..............................................................................       80,823
Professional fees..............................................................................       79,621
Shareholder reports and notices................................................................       62,854
Trustees' fees and expenses....................................................................       16,335
Other..........................................................................................       15,726
                                                                                                 -----------
     TOTAL EXPENSES............................................................................   10,080,201
                                                                                                 -----------
     NET INVESTMENT INCOME.....................................................................   42,168,046
                                                                                                 -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
    Investments................................................................................    1,169,373
    Futures contracts..........................................................................   (1,855,258)
    Options written............................................................................    1,376,161
                                                                                                 -----------
     NET GAIN..................................................................................      690,276
                                                                                                 -----------
     NET CHANGE IN UNREALIZED APPRECIATION.....................................................    5,646,142
                                                                                                 -----------
     NET GAIN..................................................................................    6,336,418
                                                                                                 -----------
NET INCREASE...................................................................................  $48,504,464
                                                                                                 -----------
                                                                                                 -----------

---------------------
 *   Class A, Class C and Class D shares were issued July 28, 1997.


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER FEDERAL SECURITIES TRUST

STATEMENT OF CHANGES IN NET ASSETS



                                                                           FOR THE YEAR        FOR THE YEAR
                                                                               ENDED              ENDED
                                                                         OCTOBER 31, 1997*   OCTOBER 31, 1996
-------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income..................................................  $    42,168,046     $   48,692,397
Net realized gain......................................................          690,276          5,776,103
Net change in unrealized appreciation..................................        5,646,142        (27,386,862)
                                                                         -----------------   ----------------

     NET INCREASE......................................................       48,504,464         27,081,638
                                                                         -----------------   ----------------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME
Class A shares.........................................................          (28,596)          --
Class B shares.........................................................      (42,134,728)       (48,174,964)
Class C shares.........................................................           (4,477)          --
Class D shares.........................................................             (245)          --
                                                                         -----------------   ----------------

     TOTAL DIVIDENDS...................................................      (42,168,046)       (48,174,964)
                                                                         -----------------   ----------------
Net decrease from transactions in shares of beneficial interest........     (100,380,918)       (88,216,435)
                                                                         -----------------   ----------------

     NET DECREASE......................................................      (94,044,500)      (109,309,761)
                                                                         -----------------   ----------------

NET ASSETS:
Beginning of period....................................................      719,934,714        829,244,475
                                                                         -----------------   ----------------

     END OF PERIOD.....................................................  $   625,890,214     $  719,934,714
                                                                         -----------------   ----------------
                                                                         -----------------   ----------------

---------------------
 *   Class A, Class C and Class D shares were issued July 28, 1997.


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER FEDERAL SECURITIES TRUST


NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1997



1. ORGANIZATION AND ACCOUNTING POLICIES



Dean Witter Federal Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to earn a high level of current income. The Fund commenced operations on March 31, 1987. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.



The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.



The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.



The following is a summary of significant accounting policies:



A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they are valued at the mean between their latest bid and asked price; (3) futures contracts are valued at the latest sale price as of the close of the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at fair value as determined by the Trustees; (4) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that the sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (5) short-term debt securities having a maturity date of more than sixty days at

DEAN WITTER FEDERAL SECURITIES TRUST
the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.



B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.



C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.



D. OPTIONS AND FUTURES -- (1) Written options on debt obligations: When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option; (2) Purchased options on debt obligations: When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid; (3) Option on futures contracts: The Fund is required to deposit cash, U.S. Government securities or other liquid portfolio securities as "initial margin" and "variation margin" with respect to written call and put options on futures contracts. If a written option expires, the Fund realizes a gain. If a written call or put option is exercised, the premium received will decrease or increase the unrealized loss or gain on the futures contract. If the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any

DEAN WITTER FEDERAL SECURITIES TRUST
unrealized gain or loss on the underlying futures contract and the liability related to such option is extinguished; (4) Futures contracts: A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.



F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.



2. INVESTMENT MANAGEMENT AGREEMENT



Pursuant to an Investment Management Agreement with the Investment Manager the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's net assets determined at the close of each business day: 0.55% to the portion of daily net assets not exceeding $1 billion; 0.525% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.50% to the portion of daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.475% to the portion of daily net assets exceeding $2 billion but not exceeding

DEAN WITTER FEDERAL SECURITIES TRUST

$2.5 billion; 0.45% to the portion of daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.425% to the portion of daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.40% to the portion of daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.375% to the portion of daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.35% to the portion of daily net assets exceeding $12.5 billion.



Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.



3. PLAN OF DISTRIBUTION



Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 0.85% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares,

DEAN WITTER FEDERAL SECURITIES TRUST
to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.



In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $24,491,266 at October 31, 1997.



In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to account executives may be reimbursed in the subsequent calendar year. For the period ended October 31, 1997, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.85%, respectively.



The Distributor has informed the Fund that for the year ended October 31, 1997, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares of $601,408 and received approximately $22,000 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.



4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES



Purchases and sales/prepayments of portfolio securities, excluding short-term investments, for the year ended October 31, 1997 were $77,405,959 and $179,994,898, respectively.



Transactions in written options for the year ended October 31, 1997 were as follows:



                                                                    CONTRACTS       PREMIUMS
                                                                   -----------   --------------
Option contracts written, outstanding at beginning of the
 period..........................................................         397    $      319,426
Options written..................................................      11,100         5,993,853
Options closed...................................................      (9,702)       (5,268,882)
Options exercised................................................      (1,495)         (918,122)
Options expired..................................................        (100)          (30,633)
                                                                   -----------   --------------
Option contracts written, outstanding at end of the period.......         200    $       95,642
                                                                   -----------   --------------
                                                                   -----------   --------------

DEAN WITTER FEDERAL SECURITIES TRUST

For the year ended October 31, 1997, the Fund incurred brokerage commissions with DWR for transactions executed and for clearing options and futures transactions, on behalf of the Fund in the amount of $9,506 and $56,029, respectively.



Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $6,000.



The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,764. At October 31, 1997, the Fund had an accrued pension liability of $48,664 which is included in accrued expenses in the Statement of Assets and Liabilities.



5. SHARES OF BENEFICIAL INTEREST



Transactions in shares of beneficial interest were as follows:



                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                         OCTOBER 31, 1997              OCTOBER 31, 1996
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
CLASS A SHARES*
Sold.............................................................      227,350   $    2,100,734       --             --
Reinvestment of dividends........................................        2,813           26,335       --             --
Redeemed.........................................................      (13,026)        (121,600)      --             --
                                                                   -----------   --------------   -----------   ------------
Net increase--Class A............................................      217,137        2,005,469       --             --
                                                                   -----------   --------------   -----------   ------------
CLASS B SHARES
Sold.............................................................    5,820,412       53,293,625     7,874,713   $ 73,758,124
Reinvestment of dividends........................................    2,488,705       22,774,438     2,866,940     26,598,740
Redeemed.........................................................  (19,576,326)    (179,236,735)  (20,297,114)  (188,573,299)
                                                                   -----------   --------------   -----------   ------------
Net decrease--Class B............................................  (11,267,209)    (103,168,672)   (9,555,461)   (88,216,435)
                                                                   -----------   --------------   -----------   ------------
CLASS C SHARES*
Sold.............................................................       80,710          753,751       --             --
Reinvestment of dividends........................................          270            2,532       --             --
Redeemed.........................................................       (4,622)         (42,939)      --             --
                                                                   -----------   --------------   -----------   ------------
Net increase--Class C............................................       76,358          713,344       --             --
                                                                   -----------   --------------   -----------   ------------
CLASS D SHARES*
Sold.............................................................        7,413           68,718       --             --
Reinvestment of dividends........................................           24              223       --             --
                                                                   -----------   --------------   -----------   ------------
Net increase--Class D............................................        7,437           68,941       --             --
                                                                   -----------   --------------   -----------   ------------
Net decrease in Fund.............................................  (10,966,277)  $ (100,380,918)   (9,555,461)  $(88,216,435)
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

DEAN WITTER FEDERAL SECURITIES TRUST


---------------------
 *   For the period July 28, 1997 (issue date) through October 31, 1997.



6. FEDERAL INCOME TAX STATUS



During the year ended October 31, 1997, the Fund utilized approximately $644,000 of its net capital loss carryover. At October 31, 1997, the Fund had an approximate net capital loss carryover of $42,534,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:



                  AMOUNTS IN THOUSANDS
  -----------------------------------------------------
     1998          2000          2002          2004
  -----------   -----------   -----------   -----------
  $6,866        $     3,854   $    31,124   $690
  -----------   -----------   -----------         -----
  -----------   -----------   -----------         -----



At October 31, 1997, the Fund was required for Federal income tax purposes to defer approximately $10,411,000 of realized losses on certain closed options and futures contracts.



At October 31, 1997, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on straddles and permanent book/tax differences attributable to an expired capital loss carryover. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged and accumulated net realized loss was credited $15,028,414.



7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS



To hedge against adverse interest rate and market risks on portfolio positions or anticipated positions in U.S. Government securities, or in the case of written options, to close out long or short positions in futures contracts, the Fund may enter into written options on interest rate futures and interest rate futures contracts ("derivative instruments").



These derivative instruments involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities or currencies.



At October 31, 1997, the Fund had outstanding written options on interest rate futures and interest rate futures used to manage interest rate and market exposure on portfolio positions or anticipated positions in U.S. Government securities.

DEAN WITTER FEDERAL SECURITIES TRUST


FINANCIAL HIGHLIGHTS



Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                              FOR THE YEAR ENDED OCTOBER 31
                   ------------------------------------------------------------------------------------
                   1997*   1996    1995     1994     1993     1992     1991     1990     1989     1988
-------------------------------------------------------------------------------------------------------

CLASS B SHARES

PER SHARE
OPERATING
PERFORMANCE:

Net asset value,
 beginning of
 period..........  $9.25   $9.49   $8.74   $10.03   $ 9.57   $9.46    $8.87    $9.27    $9.13    $9.27
                   -----   -----   -----   ------   ------   ------   ------   ------   ------   ------

Net investment
 income..........  0.59     0.59    0.59     0.60     0.65    0.68     0.72     0.72     0.71     0.74

Net realized and
 unrealized gain
 (loss)..........  0.11    (0.25)   0.75    (1.28)    0.46    0.11     0.59    (0.40)    0.34     0.08
                   -----   -----   -----   ------   ------   ------   ------   ------   ------   ------

Total from
 investment
 operations......  0.70     0.34    1.34    (0.68)    1.11    0.79     1.31     0.32     1.05     0.82
                   -----   -----   -----   ------   ------   ------   ------   ------   ------   ------

Less dividends
 and
 distributions
 from:
   Net investment
   income........  (0.59)  (0.58)  (0.59)   (0.61)   (0.65)  (0.68)   (0.72)   (0.72)   (0.71)   (0.74)
   Paid-in-capital...  --   --      --       --       --      --       --       --      (0.20)   (0.22)
                   -----   -----   -----   ------   ------   ------   ------   ------   ------   ------

Total dividends
 and
 distributions...  (0.59)  (0.58)  (0.59)   (0.61)   (0.65)  (0.68)   (0.72)   (0.72)   (0.91)   (0.96)
                   -----   -----   -----   ------   ------   ------   ------   ------   ------   ------

Net asset value,
 end of period...  $9.36   $9.25   $9.49   $ 8.74   $10.03   $9.57    $9.46    $8.87    $9.27    $9.13
                   -----   -----   -----   ------   ------   ------   ------   ------   ------   ------
                   -----   -----   -----   ------   ------   ------   ------   ------   ------   ------

TOTAL INVESTMENT
RETURN+..........  7.89%    3.79%  15.89%   (6.92)%  12.03%   8.56%   15.26%    3.64%   12.32%    9.21%

RATIOS TO AVERAGE
NET ASSETS:
Expenses.........  1.53%    1.53%   1.52%    1.52%    1.50%   1.48%    1.50%    1.54%    1.47%    1.50%

Net investment
 income..........  6.41%    6.31%   6.53%    6.56%    6.59%   7.18%    7.79%    7.92%    7.90%    8.04%

SUPPLEMENTAL
DATA:
Net assets, end
 of period, in
 millions........   $623    $720    $829     $841   $1,128   $1,171   $1,252   $1,397   $1,824   $2,122

Portfolio
 turnover rate...    12%      10%      7%      18%       7%      6%    --  (1)     5%      19%      44%

---------------------
 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Less than 0.5%.



                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER FEDERAL SECURITIES TRUST

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                        OCTOBER 31, 1997
----------------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $  9.26
                                                                              -----
Net investment income.................................................         0.16
Net realized and unrealized gain......................................         0.19
                                                                              -----
Total from investment operations......................................         0.35
                                                                              -----
Less dividends from net investment income.............................        (0.16)
                                                                              -----
Net asset value, end of period........................................      $  9.45
                                                                              -----
                                                                              -----
TOTAL INVESTMENT RETURN+..............................................         3.78%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         0.92%(2)
Net investment income.................................................         6.60%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................       $2,051
Portfolio turnover rate...............................................           12%



CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $  9.26
                                                                              -----
Net investment income.................................................         0.15
Net realized and unrealized gain......................................         0.18
                                                                              -----
Total from investment operations......................................         0.33
                                                                              -----
Less dividends from net investment income.............................        (0.15)
                                                                              -----
Net asset value, end of period........................................      $  9.44
                                                                              -----
                                                                              -----
TOTAL INVESTMENT RETURN+..............................................         3.54%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.52%(2)
Net investment income.................................................         5.86%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $721
Portfolio turnover rate...............................................           12%

---------------------
 *   The date shares were first issued.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.



                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER FEDERAL SECURITIES TRUST

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                        OCTOBER 31, 1997
----------------------------------------------------------------------------------------

CLASS D SHARES

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period..................................      $  9.26
                                                                              -----

Net investment income.................................................         0.17

Net realized and unrealized gain......................................         0.07
                                                                              -----

Total from investment operations......................................         0.24
                                                                              -----

Less dividends from net investment income.............................        (0.17)
                                                                              -----

Net asset value, end of period........................................      $  9.33
                                                                              -----
                                                                              -----

TOTAL INVESTMENT RETURN+..............................................         2.62%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         0.63%(2)

Net investment income.................................................         6.40%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................          $69

Portfolio turnover rate...............................................           12%

---------------------
 *   The date shares were first issued.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.



                       SEE NOTES TO FINANCIAL STATEMENTS

APPENDIX
--------------------------------------------------------------------------------

RATINGS OF CORPORATE DEBT INSTRUMENTS
                                      BONDS

    The four highest ratings of Moody's Investors Service, Inc. ("Moody's") for corporate bonds are Aaa, Aa, A and Baa, all of which are considered investment grade. Bonds rated Aaa are judged to be of the "best quality". The rating of Aa is assigned to bonds which are of "high quality by all standards", but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated bonds. The Aaa and Aa rated bonds comprise what are generally known as "high grade bonds". Bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations". Bonds rated Baa are considered "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's applies numerical modifiers, 1, 2, and 3, in each rating classification for Aa and below. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its category. The foregoing ratings are sometimes presented in parentheses preceded with a "con" indicating that the bonds are rated conditionally. Bonds, the security for which depends upon the completion of some act or the fulfillment of some condition, are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects when facilities are completed, or (c) payments to which some other limiting condition attaches. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.

    The four highest ratings of Standard & Poor's Corporation ("Standard & Poor's") for bonds are AAA, AA, A and BBB, all of which are considered investment grade. Bonds rated AAA bear the highest rating assigned by Standard & Poor's to a debt obligation, and the rating indicates an extremely strong capacity to pay interest and repay principal. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree. Bonds rated A have strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating, which is the lowest "investment grade" security rating by Standard & Poor's, indicates an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category. The ratings of AA and below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. The foregoing ratings are sometimes followed by a "p" which indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion.

                                COMMERCIAL PAPER

    Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Highest Quality; Prime-2, Higher Quality; and Prime-3, High Quality.

    Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

    Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The "A-1+" and "A-1" designations indicate that the degree of safety regarding timely payment is very strong.

                         DEAN WITTER FEDERAL SECURITIES TRUST

                               PART C OTHER INFORMATION



Item 24. Financial Statements and Exhibits

    a)   FINANCIAL STATEMENTS

    (1)  Financial statements and schedules, included
         in Prospectus (Part A):
                                                                        Page in
                                                                      Prospectus
                                                                      ----------

         Financial Highlights for the years ended October 31, 1988,
         1989, 1990, 1991, 1992, 1993, 1994, 1995, 1996
         and 1997 (Class B) . . . . . . . . . . . . . . . . . . . . . . .   7

         Financial Highlights for the period July 28, 1997 through
         October 31, 1997 (Class A, C, and D) . . . . . . . . . . . . . .   8

    (2)  Financial statements included in the Statement of Additional
         Information (Part B):. . . . . . . . . . . . . . . . . . . . . .


                                                                         Page in
                                                                           SAI
                                                                         -------

         Portfolio of Investments at October 31, 1997 . . . . . . . . . .   46

         Statement of Assets and Liabilities at October 31, 1997. . . . .   49

         Statement of Operations for the year ended October 31, 1997. . .   50

         Statement of Changes in Net Assets for the years ended
         October 31, 1996 and 1997. . . . . . . . . . . . . . . . . . . .   51

         Notes to Financial Statements at October 31, 1997. . . . . . . .   52

         Financial Highlights for the years ended October 31, 1988,
         1989, 1990, 1991, 1992, 1993, 1994, 1995, 1996 and
         1997 (Class B) . . . . . . . . . . . . . . . . . . . . . . . . .   59

         Financial Highlights for the period July 28, 1997 through
         October 31, 1997 (Classes A, C and D). . . . . . . . . . . . . .   60

    (3)  Financial statements included in Part C:

         None

    b)   Exhibits
         --------

    2.   Amended and Restated By-Laws of the Registrant.

    8. Form of Amended and Restated Transfer Agency and Service Agreement between the Registrant and Dean Witter Trust FSB.

    11.  Consent of Independent Accountants.

    16.  Schedules for Computation of Performance Quotations.

    27.  Financial Data Schedules.

  Other. Power of Attorney.

--------------------------------------------------------------------------------
    All other exhibits were previously filed via EDGAR and are hereby incorporated by reference.

Item 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None

Item 26. NUMBER OF HOLDERS OF SECURITIES

          (1)                                     (2)
                                       Number of Record Holders
        Title of Class                    November 30, 1997
        --------------                 ------------------------

        Class A                                    14
        Class B                                35,563
        Class C                                    36
        Class D                                    59


Item 27. INDEMNIFICATION

   Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

    Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

    The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

    Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    See "The Fund and its Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding officers of Dean Witter InterCapital Inc. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. The principal address of the Dean Witter Funds is Two World Trade Center, New York, New York 10048.

    The term "Dean Witter Funds" used below refers to the following registered investment companies:

 CLOSED-END INVESTMENT COMPANIES
     (1) InterCapital Income Securities Inc.
     (2) High Income Advantage Trust
     (3) High Income Advantage Trust II
     (4) High Income Advantage Trust III
     (5) Municipal Income Trust

     (6) Municipal Income Trust II
     (7) Municipal Income Trust III
     (8) Dean Witter Government Income Trust
     (9) Municipal Premium Income Trust
    (10) Municipal Income Opportunities Trust
    (11) Municipal Income Opportunities Trust II
    (12) Municipal Income Opportunities Trust III
    (13) Prime Income Trust
    (14) InterCapital Insured Municipal Bond Trust
    (15) InterCapital Quality Municipal Income Trust
    (16) InterCapital Quality Municipal Investment Trust
    (17) InterCapital Insured Municipal Income Trust
    (18) InterCapital California Insured Municipal Income Trust
    (19) InterCapital Insured Municipal Trust
    (20) InterCapital Quality Municipal Securities
    (21) InterCapital New York Quality Municipal Securities
    (22) InterCapital California Quality Municipal Securities
    (23) InterCapital Insured California Municipal Securities
    (24) InterCapital Insured Municipal Securities

 OPEN-END INVESTMENT COMPANIES
     (1) Dean Witter Short-Term Bond Fund
     (2) Dean Witter Tax-Exempt Securities Trust
     (3) Dean Witter Tax-Free Daily Income Trust
     (4) Dean Witter Dividend Growth Securities Inc.
     (5) Dean Witter Convertible Securities Trust
     (6) Dean Witter Liquid Asset Fund Inc.
     (7) Dean Witter Developing Growth Securities Trust
     (8) Dean Witter Retirement Series
     (9) Dean Witter Federal Securities Trust
    (10) Dean Witter World Wide Investment Trust
    (11) Dean Witter U.S. Government Securities Trust
    (12) Dean Witter Select Municipal Reinvestment Fund
    (13) Dean Witter High Yield Securities Inc.
    (14) Dean Witter Intermediate Income Securities
    (15) Dean Witter New York Tax-Free Income Fund
    (16) Dean Witter California Tax-Free Income Fund
    (17) Dean Witter Health Sciences Trust
    (18) Dean Witter California Tax-Free Daily Income Trust
    (19) Dean Witter Global Asset Allocation Fund
    (20) Dean Witter American Value Fund
    (21) Dean Witter Strategist Fund
    (22) Dean Witter Utilities Fund
    (23) Dean Witter World Wide Income Trust
    (24) Dean Witter New York Municipal Money Market Trust
    (25) Dean Witter Capital Growth Securities
    (26) Dean Witter Precious Metals and Minerals Trust
    (27) Dean Witter European Growth Fund Inc.
    (28) Dean Witter Global Short-Term Income Fund Inc.
    (29) Dean Witter Pacific Growth Fund Inc.
    (30) Dean Witter Multi-State Municipal Series Trust

    (31) Dean Witter Short-Term U.S. Treasury Trust
    (32) Dean Witter Diversified Income Trust
    (33) Dean Witter U.S. Government Money Market Trust
    (34) Dean Witter Global Dividend Growth Securities
    (35) Active Assets California Tax-Free Trust
    (36) Dean Witter Natural Resource Development Securities Inc.
    (37) Active Assets Government Securities Trust
    (38) Active Assets Money Trust
    (39) Active Assets Tax-Free Trust
    (40) Dean Witter Limited Term Municipal Trust
    (41) Dean Witter Variable Investment Series
    (42) Dean Witter Value-Added Market Series
    (43) Dean Witter Global Utilities Fund
    (44) Dean Witter International SmallCap Fund
    (45) Dean Witter Mid-Cap Growth Fund
    (46) Dean Witter Select Dimensions Investment Series
    (47) Dean Witter Balanced Growth Fund
    (48) Dean Witter Balanced Income Fund
    (49) Dean Witter Hawaii Municipal Trust
    (50) Dean Witter Capital Appreciation Fund
    (51) Dean Witter Intermediate Term U.S. Treasury Trust
    (52) Dean Witter Information Fund
    (53) Dean Witter Japan Fund
    (54) Dean Witter Income Builder Fund
    (55) Dean Witter Special Value Fund
    (56) Dean Witter Financial Services Trust
    (57) Dean Witter Market Leader Trust
    (58) Dean Witter S&P 500 Index Fund
    (59) Dean Witter Fund of Funds

       The term "TCW/DW Funds" refers to the following registered investment companies:

OPEN-END INVESTMENT COMPANIES
     (1) TCW/DW Core Equity Trust
     (2) TCW/DW North American Government Income Trust
     (3) TCW/DW Latin American Growth Fund
     (4) TCW/DW Income and Growth Fund
     (5) TCW/DW SmallCap Growth Fund
     (6) TCW/DW Balanced Fund
     (7) TCW/DW Total Return Trust
     (8) TCW/DW Mid-Cap Equity Trust
     (9) TCW/DE Global Telecom Trust
    (10)  TCW/DW Strategic Income Trust

CLOSED-END INVESTMENT COMPANIES
     (1) TCW/DW Term Trust 2000
     (2) TCW/DW Term Trust 2002
     (3) TCW/DW Term Trust 2003
     (4) TCW/DW Emerging Markets Opportunities Trust





NAME AND POSITION                      OTHER SUBSTANTIAL BUSINESS, PROFESSION,
WITH DEAN WITTER                       VOCATION OR EMPLOYMENT, INCLUDING NAME,
INTERCAPITAL INC.                      PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------                      -------------------------------------------

Charles A. Fiumefreddo                 Executive Vice President and Director of Dean
Chairman, Chief Executive              Witter Reynolds Inc. ("DWR"); Chairman, Chief
Officer and Director                   Executive Officer and Director of Dean Witter
                                       Distributors Inc. ("Distributors") and Dean
                                       Witter Services Company Inc. ("DWSC"); Chairman
                                       and Director of Dean Witter Trust FSB ("DWT");
                                       Chairman, Director or Trustee, President and
                                       Chief Executive Officer of the Dean Witter
                                       Funds and Chairman, Chief Executive Officer
                                       and Trustee of the TCW/DW Funds; Director
                                       and/or officer of various Morgan Stanley,
                                       Dean Witter, Discover & Co. ("MSDWD")
                                       subsidiaries; Formerly Executive Vice
                                       President and Director of Dean Witter,
                                       Discover & Co.



Philip J. Purcell                      Chairman, Chief Executive Officer and
Director                               Director of MSDWD and DWR; Director of DWSC
                                       and Distributors; Director or Trustee of the
                                       Dean Witter Funds; Director and/or officer of
                                       various MSDWD subsidiaries.

Richard M. DeMartini                   President and Chief Operating Officer of Dean
Director                               Witter Capital, a division of DWR; Director
                                       of DWR, DWSC, Distributors and DWT; Trustee
                                       of the TCW/DW Funds.

James F. Higgins                       President and Chief Operating Officer of Dean
Director                               Witter Financial; Director of DWR, DWSC,
                                       Distributors and DWT.

Thomas C. Schneider                    Executive Vice President and Chief Strategic
Executive Vice President               and Administrative Officer of MSDWD;
Chief Financial Officer and Director   Executive Vice President and Chief Financial
                                       Officer of DWSC and Distributors; Director of
                                       DWR, DWSC, Distributors and MSDWD.

Christine A. Edwards                   Executive Vice President, Chief Legal Officer
Director                               and Secretary of MSDWD; Executive Vice
                                       President, Secretary and Chief Legal Officer
                                       of Distributors; Director of DWR, DWSC and
                                       Distributors.





NAME AND POSITION                      OTHER SUBSTANTIAL BUSINESS, PROFESSION,
WITH DEAN WITTER                       VOCATION OR EMPLOYMENT, INCLUDING NAME,
INTERCAPITAL INC.                      PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------                      -------------------------------------------

Robert M. Scanlan                      President and Chief Operating Officer of
President and Chief Operating          DWSC; Executive Vice President of
Officer                                Distributors; Executive Vice President and
                                       Director of DWT; Vice President of the Dean
                                       Witter Funds and the TCW/DW Funds.

Mitchell M. Merin                      President and Chief Strategic Officer of
President and Chief Strategic          DWSC; Executive Vice President of
Officer                                Distributors; Executive Vice President and
                                       Director of DWT; Executive Vice President and
                                       Director of DWR; Director of SPS Transaction
                                       Services, Inc. and various other MSDWD
                                       subsidiaries.


Joseph J. McAlinden                    Vice President of the Dean Witter Funds and
Executive Vice President and           Director of DWT.
Chief Investment Officer


Edward C. Oelsner
Executive Vice President


John B. Van Heuvelen                   President, Chief Operating Officer and
Executive Vice President               Director of DWT.



Barry Fink                             Assistant Secretary of DWR; Senior Vice
Senior Vice President, Secretary       President, Secretary and General Counsel of
and General Counsel                    DWSC; Senior Vice President, Assistant
                                       Secretary and Assistant General Counsel of
                                       Distributors; Vice President, Secretary and
                                       General Counsel of the Dean Witter Funds and
                                       the TCW/DW Funds.

Peter M. Avelar
Senior Vice President                  Vice President of various Dean Witter Funds.

Mark Bavoso
Senior Vice President                  Vice President of various Dean Witter Funds.

Richard Felegy
Senior Vice President

Edward F. Gaylor
Senior Vice President                  Vice President of various Dean Witter Funds.

Robert S. Giambrone                    Senior Vice President of DWSC, Distributors
Senior Vice President                  and DWT and Director of DWT; Vice President
                                       of the Dean Witter Funds and the TCW/DW
                                       Funds.

Rajesh K. Gupta
Senior Vice President                  Vice President of various Dean Witter Funds.






NAME AND POSITION                      OTHER SUBSTANTIAL BUSINESS, PROFESSION,
WITH DEAN WITTER                       VOCATION OR EMPLOYMENT, INCLUDING NAME,
INTERCAPITAL INC.                      PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------                      -------------------------------------------

Kenton J. Hichliffe
Senior Vice President                  Vice President of various Dean Witter Funds.

Kevin Hurley
Senior Vice President                  Vice President of various Dean Witter Funds.

Margaret Iannuzzi
Senior Vice President

Jenny Beth Jones
Senior Vice President                  Vice President of Dean Witter Special Value
                                       Fund.

John B. Kemp, III
Senior Vice President                  Director of the Provident Savings Bank,
                                       Jersey City, New Jersey.

Anita H. Kolleeny
Senior Vice President                  Vice President of various Dean Witter Funds.

Jonathan R. Page
Senior Vice President                  Vice President of various Dean Witter Funds.

Ira N. Ross
Senior Vice President                  Vice President of various Dean Witter Funds.

Guy G. Rutherfurd, Jr.
Senior Vice President                  Vice President of Dean Witter Market Leader
                                       Trust.

Rafael Scolari
Senior Vice President                  Vice President of Prime Income Trust.

Rochelle G. Siegel
Senior Vice President                  Vice President of various Dean Witter Funds.

Jayne M. Stevlingson
Senior Vice President                  Vice President of various Dean Witter Funds.

Paul D. Vance
Senior Vice President                  Vice President of various Dean Witter Funds.

Elizabeth A. Vetell
Senior Vice President

James F. Willison
Senior Vice President                  Vice President of various Dean Witter Funds.





NAME AND POSITION                      OTHER SUBSTANTIAL BUSINESS, PROFESSION,
WITH DEAN WITTER                       VOCATION OR EMPLOYMENT, INCLUDING NAME,
INTERCAPITAL INC.                      PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------                      -------------------------------------------

Ronald J. Worobel
Senior Vice President                  Vice President of various Dean Witter Funds.

Douglas Brown
First Vice President


Thomas F. Caloia                       First Vice President and Assistant Treasurer
First Vice President                   of DWSC.  Treasurer of the Dean Witter Funds
and Assistant Treasurer                and the TCW/DW Funds.

Thomas Chronert
First Vice President

Rosalie Clough
First Vice President

Marilyn K. Cranney                     Assistant Secretary of DWR; First Vice
First Vice President                   President and Assistant Secretary of DWSC;
and Assistant Secretary                Assistant Secretary of the Dean Witter Funds
                                       and the TCW/DW Funds.

Michael Interrante                     First Vice President and Controller of DWSC;
First Vice President and Controller    Assistant Treasurer of Distributors; First
                                       Vice President and Treasurer of DWT.
David Johnson
First Vice President

Stanley Kapica
First Vice President

Robert Zimmerman
First Vice President

Dale Albright
Vice President

Joan G. Allman
Vice President

Andrew Arbenz
Vice President

Joseph Arcieri
Vice President                         Vice President of various Dean Witter Funds.

Kirk Balzer
Vice President                         Vice President of various Dean Witter Funds.






NAME AND POSITION                      OTHER SUBSTANTIAL BUSINESS, PROFESSION,
WITH DEAN WITTER                       VOCATION OR EMPLOYMENT, INCLUDING NAME,
INTERCAPITAL INC.                      PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------                      -------------------------------------------

Nancy Belza
Vice President

Dale Boettcher
Vice President

Joseph Cardwell
Vice President

Philip Casparius
Vice President

B. Catherine Connelly
Vice President

Salvatore DeSteno
Vice President                         Vice President of DWSC.

Frank J. DeVito
Vice President                         Vice President of DWSC.

Bruce Dunn
Vice President

Michael Durbin
Vice President

Jeffrey D. Geffen
Vice President

Deborah Genovese
Vice President

Michael Geringer
Vice President

Stephen Greenhut
Vice President

Peter W. Gurman
Vice President

Matthew Haynes                         Vice President of Dean Witter
Vice President                         Variable Investment Series.





NAME AND POSITION                      OTHER SUBSTANTIAL BUSINESS, PROFESSION,
WITH DEAN WITTER                       VOCATION OR EMPLOYMENT, INCLUDING NAME,
INTERCAPITAL INC.                      PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------                      -------------------------------------------

Peter Hermann
Vice President                         Vice President of various Dean Witter Funds.

Elizabeth Hinchman
Vice President

David Hoffman
Vice President

Christopher Jones
Vice President

Kevin Jung
Vice President

James P. Kastberg
Vice President


Michelle Kaufman
Vice President                         Vice President of Various Dean Witter Funds.

Michael Knox
Vice President                         Vice President of various Dean Witter Funds.

Paula LaCosta
Vice President                         Vice President of various Dean Witter Funds.

Thomas Lawlor
Vice President

Gerard J. Lian
Vice President                         Vice President of various Dean Witter Funds.


Catherine Maniscalco                   Vice President of Dean Witter Natural
Vice President                         Resource Development Securities Inc.

Albert McGarity
Vice President

LouAnne D. McInnis                     Vice President and Assistant Secretary of
Vice President and                     DWSC; Assistant Secretary of the Dean Witter
Assistant Secretary                    Funds and the TCW/DW Funds.

Sharon K. Milligan
Vice President






NAME AND POSITION                      OTHER SUBSTANTIAL BUSINESS, PROFESSION,
WITH DEAN WITTER                       VOCATION OR EMPLOYMENT, INCLUDING NAME,
INTERCAPITAL INC.                      PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------                      -------------------------------------------

Julie Morrone
Vice President

Mary Beth Mueller
Vice President

David Myers                            Vice President of Dean Witter Natural
Vice President                         Resource Development Securities Inc.

James Nash
Vice President

Richard Norris
Vice President

Carsten Otto                           Vice President and Assistant Secretary of
Vice President and                     DWSC; Assistant Secretary of the Dean Witter
Assistant Secretary                    Funds and the TCW/DW Funds.


George Paoletti
Vice President

Anne Pickrell                          Vice President of Dean Witter Global Short-
Vice President                         Term Income Fund Inc.


Michael Roan
Vice President

Hugh Rose
Vice President

Robert Rossetti                        Vice President of Dean Witter Precious Metals
Vice President                         and Minerals Trust.


Ruth Rossi                             Vice President and Assistant Secretary of
Vice President and                     DWSC; Assistant Secretary of the Dean Witter
Assistant Secretary                    Funds and the TCW/DW Funds.

Carl F. Sadler
Vice President

Peter Seeley                           Vice President of Dean Witter World Wide
Vice President                         Income Trust.


Naomi Stein
Vice President





NAME AND POSITION                      OTHER SUBSTANTIAL BUSINESS, PROFESSION,
WITH DEAN WITTER                       VOCATION OR EMPLOYMENT, INCLUDING NAME,
INTERCAPITAL INC.                      PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------                      -------------------------------------------

Kathleen H. Stromberg                  Vice President of various Dean Witter Funds.
Vice President

Marybeth Swisher
Vice President

Vinh Q. Tran
Vice President                         Vice President of various Dean Witter Funds.

Robert Vanden Assem
Vice President

James P.  Wallin
Vice President

Alice Weiss
Vice President                         Vice President of various Dean Witter Funds.


Item 29. PRINCIPAL UNDERWRITERS

    (a) Dean Witter Distributors Inc. ("Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. Distributors is also the principal underwriter of the following investment companies:

     (1) Dean Witter Liquid Asset Fund Inc.
     (2) Dean Witter Tax-Free Daily Income Trust
     (3) Dean Witter California Tax-Free Daily Income Trust
     (4) Dean Witter Retirement Series
     (5) Dean Witter Dividend Growth Securities Inc.
     (6) Dean Witter Global Asset Allocation
     (7) Dean Witter World Wide Investment Trust
     (8) Dean Witter Capital Growth Securities
     (9) Dean Witter Convertible Securities Trust
    (10) Active Assets Tax-Free Trust
    (11) Active Assets Money Trust
    (12) Active Assets California Tax-Free Trust
    (13) Active Assets Government Securities Trust
    (14) Dean Witter Short-Term Bond Fund
    (15) Dean Witter Mid-Cap Growth Fund
    (16) Dean Witter U.S. Government Securities Trust
    (17) Dean Witter High Yield Securities Inc.
    (18) Dean Witter New York Tax-Free Income Fund
    (19) Dean Witter Tax-Exempt Securities Trust
    (20) Dean Witter California Tax-Free Income Fund
    (21) Dean Witter Limited Term Municipal Trust
    (22) Dean Witter Natural Resource Development Securities Inc.
    (23) Dean Witter World Wide Income Trust

    (24) Dean Witter Utilities Fund
    (25) Dean Witter Strategist Fund
    (26) Dean Witter New York Municipal Money Market Trust
    (27) Dean Witter Intermediate Income Securities
    (28) Dean Witter European Growth Fund Inc.
    (29) Dean Witter Developing Growth Securities Trust
    (30) Dean Witter Precious Metals and Minerals Trust
    (31) Dean Witter Pacific Growth Fund Inc.
    (32) Dean Witter Multi-State Municipal Series Trust
    (33) Dean Witter Federal Securities Trust
    (34) Dean Witter Short-Term U.S. Treasury Trust
    (35) Dean Witter Diversified Income Trust
    (36) Dean Witter Health Sciences Trust
    (37) Dean Witter Global Dividend Growth Securities
    (38) Dean Witter American Value Fund
    (39) Dean Witter U.S. Government Money Market Trust
    (40) Dean Witter Global Short-Term Income Fund Inc.
    (41) Dean Witter Value-Added Market Series
    (42) Dean Witter Global Utilities Fund
    (43) Dean Witter International SmallCap Fund
    (44) Dean Witter Balanced Growth Fund
    (45) Dean Witter Balanced Income Fund
    (46) Dean Witter Hawaii Municipal Trust
    (47) Dean Witter Variable Investment Series
    (48) Dean Witter Capital Appreciation Fund
    (49) Dean Witter Intermediate Term U.S. Treasury Trust
    (50) Dean Witter Information Fund
    (51) Dean Witter Japan Fund
    (52) Dean Witter Income Builder Fund
    (53) Dean Witter Special Value Fund
    (54) Dean Witter Financial Services Trust
    (55) Dean Witter Market Leader Trust
    (56) Dean Witter S&P 500 Index Fund
    (57) Dean Witter Fund of Funds
     (1) TCW/DW Core Equity Trust
     (2) TCW/DW North American Government Income Trust
     (3) TCW/DW Latin American Growth Fund
     (4) TCW/DW Income and Growth Fund
     (5) TCW/DW SmallCap Growth Fund
     (6) TCW/DW Balanced Fund
     (7) TCW/DW Total Return Trust
     (8) TCW/DW Mid-Cap Equity Trust
     (9) TCW/DW Global Telecom Trust
    (10) TCW/DW Strategic Income Trust

(b) The following information is given regarding directors and officers of Distributors not listed in Item 28 above. The principal address of Distributors is Two World Trade Center, New York, New York 10048. None of the following persons has any position or office with the Registrant.

Name                                    Positions and Office with Distributors
----                                    --------------------------------------

Fredrick K. Kubler                      Senior Vice President, Assistant
                                        Secretary and Chief Compliance Officer.

Michael T. Gregg                        Vice President and Assistant Secretary.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

    All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 31. MANAGEMENT SERVICES

    Registrant is not a party to any such management-related service contract.

Item 32. UNDERTAKINGS

    Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                      SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 23rd day of December, 1997.

                                  DEAN WITTER FEDERAL SECURITIES TRUST

                                       By /s/ Barry Fink
                                          -------------------
                                              Barry Fink
                                        Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 13 has been signed below by the following persons in the capacities and on the dates indicated.

    Signatures                         Title                         Date
    ----------                         -----                         ----


(1) Principal Executive Officer        President, Chief
                                       Executive Officer,
                                       Trustee and Chairman

By  /s/ Charles A. Fiumefreddo                                       12/23/97
    ----------------------------
        Charles A. Fiumefreddo

(2) Principal Financial Officer        Treasurer and Principal
                                       Accounting Officer

By  /s/ Thomas F. Caloia                                             12/23/97
    ----------------------------
        Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell

By  /s/ Barry Fink                                                   12/23/97
    ----------------------------
        Barry Fink
        Attorney-in-Fact

     Michael Bozic      Manuel H. Johnson
     Edwin J. Garn      Michael E. Nugent
     John R. Haire      John L. Schroeder
     Wayne E. Hedien



By  /s/ David M. Butowsky                                            12/23/97
    ----------------------------
        David M. Butowsky
        Attorney-in-Fact

                         DEAN WITTER FEDERAL SECURITIES TRUST

                                    EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

     2.   --  Amended and Restated By-Laws of the Registrant.

     8. -- Form of Amended and Restated Transfer Agency and Service Agreement between the Registrant and Dean Witter Trust FSB.

    11.   --  Consent of Independent Accountants

    16.   --  Schedules for Computation of Performance Quotations

    27.   --  Financial Data Schedules

 Other.   --  Power of Attorney